UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04058

The Korea Fund, Inc.

(Exact name of registrant as specified in charter)

60 Victoria Embankment, London, EC4Y 0JP

(Address of principal executive offices) (Zip code)

c/o Carmine Lekstutis

Chief Legal Officer,

JPMorgan, 4 New York Plaza, New York, NY 10004

(Name and address of agent for service)

Registrant’s telephone number, including area code: +44 207 742 3436

Date of fiscal year end: June 30

Date of reporting period: June 30, 2023

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.thekoreafund.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Fund’s stockholder servicing agent at (866) 706-0510.

If you prefer to receive paper copies of your shareholder reports after January 1, 2021, direct investors may inform the Fund at any time by calling the Fund’s stockholder servicing agent at (866) 706-0510. If you invest through a financial intermediary, you should contact your financial intermediary directly. Paper copies are provided free of charge and your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with the Fund or all funds held in your account if you invest through your financial intermediary.

Annual Report

June 30, 2023

This report contains the following two documents:

•	Chairman’s Letter to Stockholders
•	Annual Report to Stockholders—June 30, 2023

The Korea Fund, Inc. Chairman’s Letter to Stockholders

Dear Fellow Stockholders

We have pleasure in providing the Annual Report for The Korea Fund, Inc. (the “Fund”) covering its financial year 2022 - 2023, that is from July 1 2022 to June 30 2023 – otherwise referred to herein as the “Period”.

In terms of broad market direction through the Period, the initial four months witnessed a continuation of the stock market decline, that commenced at the outset of calendar year 2021, and which has been followed, from mid-September, by a rebound. This improvement, on the back of a recovery from the Covid pandemic that lingered for longer and with a greater detrimental effect in Asia relative to Europe and the Americas, remains in place at time of writing. Numerically, as reflected by your Fund’s benchmark the MSCI Korea 25/50 Index as quoted in US dollars, the Period has reflected in a net gain of 11.2% for the full 12 months Period – made up of a decline of -0.8 % followed by a gain of 12.0%.

Since September through to the time of writing, the Korean market has continued its rebound although its leadership has become increasingly focussed on a fewer number of stocks, and particularly those higher-valued counters in the IT sector which have been in demand on the back of demand for AI hardware. That the market leadership has increasingly narrowed and reaching to some extraordinarily high-value for a restricted number of counters, is making management more difficult for a portfolio manager pursuing a bottom-up approach, over a long-term time horizon, whilst simultaneously demonstrating sensitivity to valuations, growth prospects and quality. Through the Period your Fund’s net asset value (“NAV”) increased 5.34% whilst the share price gained 8.60% on the back of a narrowing discount to NAV.

In 2021 your board adopted a policy pursuant to which it will cause the Fund to conduct an issuer tender offer for up to twenty-five percent (25%) of its then issued and outstanding shares of common stock on or before September 30, 2024, and thereafter on each third year anniversary of September 30, 2024, if the Fund’s total return investment performance measured on a net asset value basis does not equal or exceed the total return investment performance of the MSCI Korea 25/50 Index during the period commencing on April 1, 2021 and ending on June 30, 2024 and for three-year testing periods thereafter. As at this Period end the Fund’s NAV return for the tender period to date, namely from April 1, 2021 to June 30, 2023 was -25.94% slightly outperforming the benchmark return of -26.02%.

Despite initiating the abovementioned 3 year, recurring, performance tender your board has continued the Fund’s buyback programme, albeit on a reduced basis. Through the Period your Fund’s share price relative to NAV has traded in the range between -11% to -18% and, at time of writing, stands at -16.8%.

Whilst your board monitors the Fund’s total expense ratio closely, reducing assets under management are pressuring the total expense ratio which, at June 30, 2023 was 1.46%.

The Korea Fund, Inc. Chairman’s Letter to Stockholders (continued)

The Period has been difficult and, given the recently released disappointing July macro numbers out of China combined with both the Chinese and the world’s slower than expected economic recovery from the Covid pandemic, will remain so for the immediate future. That said, a gradually improving environment will provide continuing opportunity for Korean entrepreneurs in the medium term.

Yours very sincerely

Julian Reid, Chairman

For and on behalf of The Korea Fund, Inc.

Annual Report

June 30, 2023

Table of Contents

1-3	Investment Adviser’s Report

4-5	Performance & Statistics

6-9	Schedule of Portfolio Investments

10	Statement of Assets and Liabilities

11	Statement of Operations

12	Statement of Changes in Net Assets

13	Financial Highlights

14-20	Notes to Financial Statements

21	Report of Independent Registered Public Accounting Firm

22-24	Additional Information Regarding the Fund

25	Tax Information/Annual Stockholder Meeting Results/Changes to the Board of Directors/Proxy Voting Policies & Procedures

26-27	Privacy Policy

28-29	Dividend Reinvestment and Cash Purchase Plan

30	Board of Directors

31	Fund Officers

32-34	Matters Relating to the Directors’ Consideration of the Investment Management Agreement

The Korea Fund, Inc. Investment Adviser’s Report

June 30, 2023 (unaudited)

Market Review

For the year ended June 30, 2023 (the ‘fiscal year’), the total return of the Fund’s Net Asset Value (NAV) was +5.3% in USD terms, underperforming the MSCI Korea 25/50 Index (‘Total Return’) total return of +11.2% in USD terms.

The KOSPI index rose 9.9% in local currency terms during the fiscal year ended June 30, 2023 to finish at 2564.28. The index fell 7.6% through September only to string together three consecutive quarters of recovery on the back of China reopening hopes and memory demand bottoming out in first half of 2023. In US Dollar (USD) terms, the index rose 8.3% as the trade deficits and widening interest rate differential kept the Korean Won (W) weak at the 1300 level. The Fund’s benchmark, the MSCI Korea 25/50 rose 11.2% – performing largely in-line with the broader index.

During the Fund’s fiscal year, foreign investors bought in net terms W21.5Tn (USD 16.5Bn) of the KOSPI – partially reversing the continuous selling from the beginning of COVID-19. The most bought stock by foreign investors were Samsung Electronics (+12Tn) followed by two EV battery cell manufacturers – Samsung SDI (+3Tn) and LGES (+3Tn). POSCO (-5Tn) and Naver (-2Tn) topped the list of most sold stocks. POSCO’s outperformance on exposure to EV battery demand led to continuous profit taking by foreign investors. Naver was sold on the disappointing acquisition of Poshmark and erosion in earnings momentum.

The US government announced the Inflation Reduction Act and the Chips and Science Act. The Inflation Reduction Act looks to significantly favor the Korean EV battery manufacturing sector in the US market – as it offers incentives for manufacturers to build plants in the US while excluding the same benefits for the Chinese competitors. On the flipside, the Chips and Science Act limits recipients of the US subsidy to increase China located fabs’ wafer capacity by 5% to 10% over the next 10 years. Samsung Electronics through its Taylor fab investment in Texas falls under the Act. In addition, the US government instituted an export ban of the US semiconductor technology (tools and US citizens) to China. Samsung Electronics and SK Hynix owned fabs in China have received a one-year exemption on equipment imports through October 2023 but beyond that remains uncertain.

The Financial Services Commission announced a series of regulatory changes to improve corporate governance. One change will be for the dividend payout process to adopt the developed market practice of having companies decide on the dividend amount before the record date (vs. current practice of deciding after the record date). We anticipate that many companies will implement this change in the upcoming dividend season. Also, the Commission announced measures to improve protection for minority shareholders in IPOs of split off subsidiaries (LG Chem – LGES situation) – including the right to put for shareholders that

06.30.23 |	The Korea Fund, Inc. Annual Report	1

The Korea Fund, Inc. Investment Adviser’s Report

June 30, 2023 (unaudited) (continued)

oppose to the split-off decision. Lastly, the Commission is committed to improving the market access for foreign investors by removal of the foreign investor register and expansion of English language disclosure.

Korea’s GDP sharply slowed from 4.3% in 2021 to 2.6% in 2022. The fourth quarter of 2022 saw the first quarterly contraction since the second quarter of 2022 as the drag from exports and the manufacturing sector outweighed gains in domestic demand and service production. GDP in the first quarter of 2023 rose 1.1% quarter on quarter, seasonally adjusted annualized rate and was modestly better than market expectation thanks to manufacturing. Second quarter 2023 GDP growth is expected to rise further on improving outlook on exports. We think Korea’s GDP has gone through the weakest patch. We anticipate a modestly improving economic condition for the remainder of this year with second half 2023 GDP improving compared with the first half of 2023.

During the Fund’s fiscal year, the Bank of Korea raised the base policy rate from 1.75% to 3.5%. The most recent interest rate hike was in January 2023. Subsequent policy meetings have yielded no additional hikes. However, the Bank of Korea has dismissed the possibility of policy pivoting in the near term and remains open to further hikes depending on inflation, Developed Market policy rates, and financial market conditions. Still the consensus thinking is that the Bank of Korea will remain at 3.5% throughout this year with the first policy rate cut expected in the first half of 2024.

Performance Attribution Review

During the fiscal year, the MSCI Korea 25/50 index rose despite challenges arising from higher interest rates, slow economy, and trade uncertainties from geopolitical tension. In the face of lackluster economic activity, significant outperformances were seen in several thematic areas such as defense, EV battery, and Artificial Intelligence (AI). Underperformance was experienced by economically sensitive cyclicals and high multiple internet and biotech sectors.

At the stock level, JYP Entertainment was the top contributor thanks to the ever-growing K-Pop fan base – allowing strong monetization of new albums and concerts. Posco Holdings contributed positively on growing exposure to EV battery demand through ownership of lithium assets and processing plants. SK Hynix’s contribution came in the last quarter of the fiscal year – on the back of improving demand for memory chips aided by a growing contribution from HBM chips used in AI servers.

Detractions came from poor stock selection in the EV battery sector where high growth but expensive cathode manufacturers (POSCO Chemical and Ecopro BM) significantly outperformed the sector peers. Our ownership in chemical (DL Holdings) and refining

2	The Korea Fund, Inc. Annual Report	| 06.30.23

The Korea Fund, Inc. Investment Adviser’s Report

June 30, 2023 (unaudited) (continued)

companies (S-Oil and SK Innovation) underperformed on poorer than expected recovery in demand from China . Internet companies – Naver, K Car, and NCSoft underperformed on lackluster earnings.

We anticipate market performance to broaden beyond the few themes that have dominated in the past year as the global demand and Korea’s GDP continues to modestly recover. We continue to reduce exposure to outperformers in order to fund purchases of underperformers with improving growth prospects – in areas such as internet, chemical, oil refining, and IT hardware.

Market Outlook

Historically the KOSPI earnings cycle moves ahead of other markets due to higher cyclicality. 2023’s downward earnings revision started from April 2022. KOSPI’s downward revision has been steeper with some 45% cut in earnings compared with the MSCI Asia ex-Japan of ~20% and MSCI World of ~10%. Tech has accounted for 65% of the KOSPI’s 2023 operating profit (OP) downward revision. The second quarter 2023 earnings season kicked off with Samsung Electronics’ preliminary numbers signaling the worst is behind us. The numbers met recently raised expectations on the back of smaller memory average selling price (ASP) decline, stronger bit shipment growth and smaller inventory valuation loss. Accordingly, 2024’s KOSPI net profit (NP) is expected to rise some 70% – led by IT and followed by materials.

While the near-term outlook is clouded due to the slowing global economy and geopolitical uncertainties, we are constructive on the Korean equity market due to 1) improving memory cycle and 2) continued global competitiveness for Korean manufactured goods.

06.30.23 |	The Korea Fund, Inc. Annual Report	3

The Korea Fund, Inc. Performance & Statistics

June 30, 2023 (unaudited)

Total Return(1)	1 Year	5 Year	10 Year
Market Price	8.60%	0.28%	0.41%
Net Asset Value (“NAV”)	5.34%	0.12%	0.33%
MSCI Korea 25/50 Index (Total Return)(2)	11.22%	0.08%	0.37%
MSCI Korea Index (Total Return)(2)	13.00%	0.21%	0.42%

Fund Performance Line Graph(1)

Premium (Discount) to NAV:

June 30, 2013 to June 30, 2023

Industry Breakdown (as a % of net assets):

Market Price/NAV:
Market Price	$23.14
NAV(3)	$26.52
Discount to NAV	(12.75)%

Ten Largest Holdings (as a % of net assets):
1.	Samsung Electronics Co. Ltd.	18.6%
2.	SK Hynix, Inc.	8.4
3.	LG Chem Ltd.	5.7
4.	Samsung Electronics Co. Ltd. (Preference)	5.7
5.	KB Financial Group, Inc.	4.1
6.	Hyundai Mobis Co. Ltd.	3.9
7.	NAVER Corp.	3.4
8.	Hyundai Motor Co. (Preference)	2.9
9.	SK Innovation Co. Ltd.	2.5
10.	POSCO Holdings, Inc.	2.3

4	The Korea Fund, Inc. Annual Report	| 06.30.23

The Korea Fund, Inc. Performance & Statistics

June 30, 2023 (unaudited) (continued)

Notes to Performance & Statistics:

(1)	Past performance is no guarantee of future results. Total return is calculated by determining the percentage change in NAV or market price (as applicable) in the specified period. The calculation assumes that all dividends and distributions, if any, have been reinvested. Total return does not reflect broker commissions or sales charges in connection with the purchase or sale of Fund shares. Total return does not reflect the deduction of taxes that a shareholder may pay on the receipt of distributions made by the Fund or on the proceeds of any sales of the Fund’s shares made by a shareholder. Total return for a period of more than one year represents the average annual total return.
Performance at market price will differ from results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s shares, or changes in the Fund’s dividends.
An investment in the Fund involves risk, including the loss of principal. Total return, market price and NAV will fluctuate with changes in market conditions. This data is provided for information purposes only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and once issued, shares of closed-end funds are traded in the open market through a stock exchange. NAV is equal to total assets less total liabilities divided by the number of shares outstanding. Holdings are subject to change daily.
(2)	Morgan Stanley Capital International (“MSCI”) Korea Index is a market capitalization-weighted index of equity securities of companies domiciled in Korea. The index is designed to represent the performance of the Korean stock market and excludes certain market segments unavailable to U.S. based investors. The MSCI Korea Index (Total Return) returns assume reinvestment of dividends (net of foreign withholding taxes) and, unlike Fund returns, do not reflect any fees or expenses. Effective July 1, 2017, the Board approved The MSCI Korea 25/50 Index (Total Return) as the primary benchmark for the Fund. The MSCI Korea 25/50 Index (Total Return) is designed to measure the performance of the large and mid cap segments of the Korean market. It applies certain investment limits that are imposed on regulated investment companies, or RICs, under the current US Internal Revenue Code. One requirement of a RIC is that at the end of each quarter of its tax year no more than 25% of the value of the RIC’s total assets may be invested in a single issuer and the sum of the weights of all issuers representing more than 5% of the fund should not exceed 50% of the fund’s total assets. The index covers approximately 85% of the free float-adjusted market capitalization in Korea. The returns assume reinvestment of dividends (net of foreign withholding taxes) but do not reflect any fees or expenses. It is not possible to invest directly in an index. Total Return for a period of more than one year represents the average annual return.
(3)	The NAV disclosed in the Fund’s financial statements may differ from this NAV due to accounting principles generally accepted in the United States of America.

06.30.23 |	The Korea Fund, Inc. Annual Report	5

The Korea Fund, Inc. Schedule of Portfolio Investments

As of June 30, 2023

Shares	Investments	Value
COMMON STOCKS–99.3%
	Automobile Components–5.3%
68,800	Hankook Tire & Technology Co. Ltd.	$ 1,805,024
28,800	Hyundai Mobis Co. Ltd.	5,098,954

		6,903,978

	Automobiles–4.1%
46,000	Hyundai Motor Co. (Preference)	3,841,967
21,600	Kia Corp.	1,454,998

		5,296,965

	Banks–6.4%
86,000	Hana Financial Group, Inc.	2,567,316
27,000	KakaoBank Corp.	490,845
146,000	KB Financial Group, Inc.	5,299,026

		8,357,187

	Biotechnology–1.2%
19,000	Hugel, Inc.*	1,594,197

	Capital Markets–2.2%
19,300	KIWOOM Securities Co. Ltd.	1,304,192
38,500	Korea Investment Holdings Co. Ltd.	1,518,434

		2,822,626

	Chemicals–10.3%
32,000	DL Holdings Co. Ltd.	1,006,874
1,308	Hansol Chemical Co. Ltd.	239,679
8,900	Kumho Petrochemical Co. Ltd.	899,953
14,600	LG Chem Ltd.	7,432,304
6,000	Lotte Chemical Corp.	706,152
18,300	SK IE Technology Co. Ltd.* (a)	1,355,773
24,800	SKC Co. Ltd.	1,849,871

		13,490,606

	Construction & Engineering–1.6%
40,800	Hyundai Engineering & Construction Co. Ltd.	1,186,012
40,900	Samsung Engineering Co. Ltd.*	882,020

		2,068,032

	Consumer Staples Distribution & Retail–1.2%
11,800	BGF retail Co. Ltd.	1,567,465

	Electronic Equipment, Instruments & Components–3.0%
23,400	Samsung Electro-Mechanics Co. Ltd.	2,583,444
2,750	Samsung SDI Co. Ltd.	1,404,245

		3,987,689

	Entertainment–4.1%
9,700	JYP Entertainment Corp.	968,109
10,300	NCSoft Corp.	2,319,504
34,800	Nexon Games Co. Ltd.*	602,329
11,200	SM Entertainment Co. Ltd.	911,897
9,500	YG Entertainment, Inc.	558,602

		5,360,441

6	The Korea Fund, Inc. Annual Report	| 06.30.23

The Korea Fund, Inc. Schedule of Portfolio Investments

As of June 30, 2023 (continued)

Shares	Investments	Value
	Food Products–2.0%
7,250	CJ CheilJedang Corp.	$ 1,485,676
12,200	Orion Corp.	1,112,632

		2,598,308

	Health Care Equipment & Supplies–0.4%
24,000	Suheung Co. Ltd.	486,409

	Hotels, Restaurants & Leisure–0.4%
40,000	Kangwon Land, Inc.	529,710

	Household Durables–0.9%
14,500	Coway Co. Ltd.	484,540
32,446	Zinus, Inc.	676,388

		1,160,928

	Industrial Conglomerates–1.2%
14,000	SK, Inc.	1,588,083

	Insurance–2.5%
12,500	Samsung Fire & Marine Insurance Co. Ltd.	2,181,318
22,400	Samsung Life Insurance Co. Ltd.	1,145,618

		3,326,936

	Interactive Media & Services–5.0%
16,100	AfreecaTV Co. Ltd.	901,353
31,800	Kakao Corp.	1,194,406
31,550	NAVER Corp.	4,416,523

		6,512,282

	Life Sciences Tools & Services–2.8%
5,000	Samsung Biologics Co. Ltd.* (a)	2,830,888
15,200	ST Pharm Co. Ltd.	891,504

		3,722,392

	Machinery–1.1%
101,500	HSD Engine Co. Ltd.*	782,307
33,222	Hy-Lok Corp.	667,459

		1,449,766

	Marine Transportation–0.7%
231,500	Pan Ocean Co. Ltd.	915,116

	Metals & Mining–2.3%
10,150	POSCO Holdings, Inc.	3,003,912

	Oil, Gas & Consumable Fuels–4.0%
26,900	SK Innovation Co. Ltd.*	3,261,199
38,500	S-Oil Corp.	1,956,224

		5,217,423

	Personal Care Products–1.0%
3,850	LG H&H Co. Ltd.	1,345,442

	Pharmaceuticals–1.1%
30,800	Yuhan Corp.	1,413,853

	Professional Services–0.4%
71,554	NICE Information Service Co. Ltd.	557,115

06.30.23 |	The Korea Fund, Inc. Annual Report	7

The Korea Fund, Inc. Schedule of Portfolio Investments

As of June 30, 2023 (continued)

Shares	Investments	Value
	Semiconductors & Semiconductor Equipment–8.7%
4,000	Eo Technics Co. Ltd.	$ 342,724
125,500	SK Hynix, Inc.	11,026,983

		11,369,707

	Specialty Retail–0.8%
95,700	K Car Co. Ltd.	1,094,616

	Technology Hardware, Storage & Peripherals–24.3%
441,400	Samsung Electronics Co. Ltd.	24,304,933
163,300	Samsung Electronics Co. Ltd. (Preference)	7,410,440

		31,715,373

	Textiles, Apparel & Luxury Goods–0.3%
50,000	Hwaseung Enterprise Co. Ltd.	353,371

	Total Common Stocks (cost $108,019,615)	129,809,928

	Total Investments–99.3% (cost $108,019,615)	129,809,928
	Other Assets Less Liabilities–0.7%	908,260

	Net Assets–100.0%	$130,718,188

Percentages indicated are based on net assets.

Abbreviations

Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

(a)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

*	Non-income producing security.

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total

Investments in Securities

Common Stocks

Automobile Components	$—	$6,903,978	$—	$6,903,978

Automobiles	—	5,296,965	—	5,296,965

Banks	—	8,357,187	—	8,357,187

Biotechnology	—	1,594,197	—	1,594,197

Capital Markets	—	2,822,626	—	2,822,626

Chemicals	239,679	13,250,927	—	13,490,606

Construction & Engineering	—	2,068,032	—	2,068,032

Consumer Staples Distribution & Retail	—	1,567,465	—	1,567,465

Electronic Equipment, Instruments & Components	—	3,987,689	—	3,987,689

Entertainment	—	5,360,441	—	5,360,441

Food Products	—	2,598,308	—	2,598,308

Health Care Equipment & Supplies	—	486,409	—	486,409

Hotels, Restaurants & Leisure	—	529,710	—	529,710

Household Durables	—	1,160,928	—	1,160,928

Industrial Conglomerates	—	1,588,083	—	1,588,083

8	The Korea Fund, Inc. Annual Report	| 06.30.23

The Korea Fund, Inc. Schedule of Portfolio Investments

As of June 30, 2023 (continued)

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total

Insurance	$—	$3,326,936	$—	$3,326,936

Interactive Media & Services	—	6,512,282	—	6,512,282

Life Sciences Tools & Services	—	3,722,392	—	3,722,392

Machinery	—	1,449,766	—	1,449,766

Marine Transportation	—	915,116	—	915,116

Metals & Mining	—	3,003,912	—	3,003,912

Oil, Gas & Consumable Fuels	—	5,217,423	—	5,217,423

Personal Care Products	—	1,345,442	—	1,345,442

Pharmaceuticals	—	1,413,853	—	1,413,853

Professional Services	—	557,115	—	557,115

Semiconductors & Semiconductor Equipment	—	11,369,707	—	11,369,707

Specialty Retail	—	1,094,616	—	1,094,616

Technology Hardware, Storage & Peripherals	—	31,715,373	—	31,715,373

Textiles, Apparel & Luxury Goods	—	353,371	—	353,371

Total Common Stocks	239,679	129,570,249	—	129,809,928

Total Investments in Securities	$239,679	$129,570,249	$—	$129,809,928

See Notes to Financial Statements	| 06.30.23 |	The Korea Fund, Inc. Annual Report	9

The Korea Fund, Inc. Statement of Assets and Liabilities

As of June 30, 2023

Assets:

Investments, at value	$129,809,928

Cash	249,331

Foreign currency, at value	305,830

Prepaid expenses and other assets	106,597

Receivables:

Investment securities sold	582,268

Dividends (net of withholding taxes)	417,811

Total Assets	131,471,765

Liabilities:

Payables:

Investment securities purchased	551,694

Accrued liabilities:

Investment Management fees	77,656

Custodian, administrator and accounting agent fees	18,095

Other	106,132

Total Liabilities	753,577

Net Assets	$130,718,188

Net Assets:

Common Stock:

Par value ($0.01 per share, applicable to 4,929,184 shares issued and outstanding)	$49,292

Paid-in-capital in excess of par	124,865,910

Total distributable earnings (loss)	5,802,986

Net Assets	$130,718,188

Net Asset Value Per Share	$26.52

Cost of investments	$108,019,615

Cost of foreign currency	305,996

10	The Korea Fund, Inc. Annual Report	| 06.30.23 |	See Notes to Financial Statements

The Korea Fund, Inc. Statement of Operations

For the Year Ended June 30, 2023

Investment Income:

Interest income	$2,090

Dividend income	3,446,117

Income from securities lending (net) (See Note 1.H.)	14,204

Foreign taxes withheld (net)	(591,777)

Total Investment Income	2,870,634

Expenses:

Investment Management (See Note 3)	931,629

Interest expense	2

Legal	235,604

Directors	247,500

Custodian, administrator and accounting agent fees	204,808

Insurance	119,207

Audit and tax services	86,334

Stockholder communications	41,694

Transfer agent	35,894

Other	42,750

Total expenses	1,945,422

Net Investment Income (loss)	925,212

Realized/Unrealized Gains (Losses):

Net realized gain (loss) on transactions from:

Investments	(12,391,134)

Foreign currency transactions	(99,636)

Net realized gain (loss)	(12,490,770)

Change in net unrealized appreciation/depreciation on:

Investments	17,721,035

Foreign currency translations	85

Change in net unrealized appreciation/depreciation	17,721,120

Net realized/unrealized gains (losses)	5,230,350

Change in Net Assets Resulting from Operations	$6,155,562

See Notes to Financial Statements	| 06.30.23 |	The Korea Fund, Inc. Annual Report	11

The Korea Fund, Inc. Statements of Changes in Net Assets

For the Periods Indicated

	Year Ended June 30, 2023	Year Ended June 30, 2022

Change in Net Assets Resulting from Operations:

Net investment income	$925,212	$1,613,560

Net realized (loss)/gain	(12,490,770)	25,557,100

Change in net unrealized appreciation/depreciation	17,721,120	(111,055,307)

Change in net assets resulting from operations	6,155,562	(83,884,647)

Distributions to Stockholders:

Distributable earnings	(16,400,673)	(45,732,032)

Return of capital	(109,644)	—

Total distributions to stockholders	(16,510,317)	(45,732,032)

Common Stock Transactions:

Cost of shares repurchased	(1,726,806)	(529,275)

Net Assets:

Change in net assets	(12,081,561)	(130,145,954)

Beginning of year	142,799,749	272,945,703

End of year	$130,718,188	$142,799,749

Shares Activity:

Shares outstanding, beginning of year	5,003,506	5,019,976

Shares repurchased	(74,322)	(16,470)

Shares outstanding, end of year	4,929,184	5,003,506

12	The Korea Fund, Inc. Annual Report	| 06.30.23 |	See Notes to Financial Statements

The Korea Fund, Inc. Financial Highlights

For a share of stock outstanding throughout each year^:

	Year ended June 30,

	2023	2022	2021	2020	2019
Net asset value, beginning of year	$28.54	$54.37	$31.09	$32.78	$42.39
Investment Operations:
Net investment income (1)	0.19	0.32	0.21	0.16	0.22
Net realized and change in unrealized gain (loss)	1.06	(17.05)	23.58	(1.85)	(4.76)
Total from investment operations	1.25	(16.73)	23.79	(1.69)	(4.54)
Dividends and Distributions to Stockholders from:
Net investment income	(0.03)	(2.05)	(0.53)	(0.07)	(0.61)
Net realized gains	(3.27)	(7.06)	—	—	(4.62)
Return of capital	(0.02)	—	—	—	—
Total dividends and distributions to stockholders	(3.32)	(9.11)	(0.53)	(0.07)	(5.23)
Common Stock Transactions:
Accretion to net asset value resulting from share repurchases and tender offer	0.05	0.01	0.02	0.07	0.16
Net asset value, end of year	$26.52	$28.54	$54.37	$31.09	$32.78
Market price, end of year	$23.14	$24.35	$46.16	$25.85	$28.84
Total return: (2)
Net asset value	5.34%	(35.39)%	76.93%	(4.96)%	(9.92)%
Market price	8.60%	(33.55)%	80.66%	(10.15)%	(10.97)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$130,718	$142,800	$272,946	$156,745	$168,093
Ratio of expenses to average net assets	1.46%	1.21%	1.12%	1.22%	1.25%
Ratio of net investment income to average net assets	0.70%	0.77%	0.46%	0.52%	0.62%
Portfolio turnover rate	37%	35%	81%	42%	27%

^	A “—” may reflect actual amounts rounding to less than $0.01 or 0.01%.
(1)	Calculated on average common shares outstanding during the period.
(2)	Total return is calculated by subtracting the value of an investment in the Fund at the beginning of the specified period from the value at the end of the period and dividing the remainder by the value of the investment at the beginning of the period and expressing the result as a percentage. The calculation assumes that all dividends and distributions, if any, have been reinvested. Total return does not reflect broker commissions or sales charges in connection with the purchase or sale of Fund shares. Total return does not reflect the deduction of taxes that a shareholder may pay on the receipt of distributions made by the Fund or on proceeds of any sales of the Fund’s shares made by a shareholder. Total return on net asset value may reflect adjustments to conform to U.S. GAAP. Total investment return for a period of less than one year is not annualized. Performance at market price will differ from results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s shares, or changes in the Fund’s dividends.

See Notes to Financial Statements	| 06.30.23 |	The Korea Fund, Inc. Annual Report	13

The Korea Fund, Inc. Notes to Financial Statements

June 30, 2023

1. Organization and Significant Accounting Policies

The Korea Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 and the rules and regulations thereunder, as amended, as a closed-end, non-diversified management investment company organized as a Maryland corporation, and accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. JPMorgan Asset Management (Asia Pacific) Limited (the “Investment Adviser”) serves as the Fund’s investment manager. The Fund has authorized 200 million shares of common stock with $0.01 par value. The Korea Fund has filed a notice under the Commodity Exchange Act under Regulation 4.5 that The Korea Fund is operated by JPMorgan Asset Management (Asia Pacific) Limited, a registered investment adviser that has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act.

The Fund’s investment objective is to seek long-term capital appreciation through investment in securities, primarily equity securities, of Korean companies. There can be no assurance that the Fund will meet its stated objective.

The preparation of the Fund’s financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires the Fund’s management to make estimates and assumptions that affect the reported amounts and disclosures in the Fund’s financial statements. Actual results could differ from those estimates.

Like many other companies, the Fund’s organizational documents provide that its officers (“Officers”) and the Board of Directors of the Fund (the “Board” or the “Directors”) are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, both in some of its principal service contracts and in the normal course of its business, the Fund enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Directors’ maximum exposure under these arrangements is unknown as this could involve future claims against the Fund.

The following is a summary of significant accounting policies consistently followed by the Fund:

(a) Valuation of Investments

Portfolio securities and other financial instruments for which market quotations are readily available are valued at market value. Market values for various types of securities and other instruments are determined on the basis of closing prices or last sales prices on an exchange or other market, or based on quotes or other market information obtained from quotation reporting systems, established market makers or independent pricing services. For foreign equity securities (with certain exceptions, if any), the Fund fair values its securities daily using modeling tools provided by a statistical research service. This service utilizes statistics and programs based on historical performance of markets and other economic data (which may include changes in the value of U.S. securities or security indices). Investments in mutual funds are valued at the net asset value (“NAV”) as reported on each business day.

Portfolio securities and other financial instruments for which market quotations are not readily available (including in cases where available market quotations are deemed to be unreliable), are fair valued, in good faith, under Rule 2a-5, 1940 Act, the Manager has been designated as “valuation designee”, pursuant to procedures established by the Board, or persons acting at their discretion (“Valuation Committee”) pursuant to procedures established by the Board. The Fund’s investments are valued daily and the Fund’s NAV is calculated as of the close of regular trading (normally 4:00 p.m. Eastern Time) on the New York Stock Exchange (“NYSE”) on each day the NYSE is open for business using prices supplied by an independent pricing service or broker/dealer quotations, or by using the last sale or settlement price on the exchange that is the primary market for such securities, or the mean between the last bid and ask quotations. In unusual circumstances, the Board or the Valuation Committee may in good faith determine the NAV as of 4:00 p.m., Eastern Time, notwithstanding an earlier, unscheduled close or halt of trading on the NYSE.

Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost unless the Board or its Valuation Committee determines that particular circumstances dictate otherwise.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed.

The prices used by the Fund to value securities may differ from the value that would be realized if the securities were sold and these differences could be material to the Fund’s financial statements.

14	The Korea Fund, Inc. Annual Report	| 06.30.23

The Korea Fund, Inc. Notes to Financial Statements

June 30, 2023 (continued)

1. Organization and Significant Accounting Policies (continued)

(b) Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

•	Level 1—unadjusted quoted prices in active markets for identical investments that the Fund has the ability to access
•	Level 2—valuations based on other significant observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates or other market corroborated inputs
•	Level 3—valuations based on significant unobservable inputs (including the Investment Adviser’s or Valuation Committee’s own assumptions and securities whose price was determined by using a single broker’s quote)

The valuation techniques used by the Fund to measure fair value during the year ended June 30, 2023 were intended to maximize the use of observable inputs and to minimize the use of unobservable inputs.

An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to the fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Fund generally uses to evaluate how to classify each major category of assets and liabilities within Level 2 and Level 3, in accordance with U.S. GAAP.

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available.

Equity Securities (Common and Preferred Stock)—Equity securities traded in inactive markets and certain foreign equity securities are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

(c) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on an identified cost basis. Interest income on uninvested cash is recorded upon receipt. Dividend income is recorded on the ex-dividend date. Korean-based corporations have generally adopted calendar year-ends, and their interim and final corporate actions are normally approved, finalized and announced by their boards of directors and stockholders in the first and third quarters of each calendar year. Generally, estimates of their dividends are accrued on the ex-dividend date principally in the prior December and/or June period ends. These dividend announcements are recorded by the Fund on such ex-dividend dates. Any subsequent adjustments thereto by Korean corporations are recorded when announced. Presently, dividend income from Korean equity investments is earned primarily in the last calendar quarter of each year, and will be received primarily in the first calendar quarter of the following year. Certain other dividends and related withholding taxes, if applicable, from Korean securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends and taxes. Dividend and interest income on the Statement of Operations are shown net of any foreign taxes withheld on income from foreign securities.

06.30.23 |	The Korea Fund, Inc. Annual Report	15

The Korea Fund, Inc. Notes to Financial Statements

June 30, 2023 (continued)

1. Organization and Significant Accounting Policies (continued)

(d) Federal Income Taxes

The Fund intends to distribute all of its taxable income and to comply with the other requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. The Fund may be subject to excise tax based on distributions to stockholders.

Accounting for uncertainty in income taxes establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Fund’s tax positions for all open tax years.

As of June 30, 2023, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken. The Fund’s U.S. federal income tax returns for the prior three years, as applicable, remain subject to examination by the Internal Revenue Service.

(e) Foreign Investment and Exchange Controls in Korea

The Foreign Exchange Transaction Act, the Presidential Decree relating to such Act and the regulations of the Minister of Strategy and Finance (formerly known as Minister of Finance and Economy) issued thereunder impose certain limitations and controls which generally affect foreign investors in Korea. Through August 18, 2005, the Fund had a license from the Ministry of Finance and Economy to invest in Korean securities and to repatriate income received from dividends and interest earned on, and net realized capital gains from, its investments in Korean securities or to repatriate from investment principal up to 10% of the NAV (taken at current value) of the Fund (except upon termination of the Fund, or for expenses in excess of Fund income, in which case the foregoing restriction shall not apply). Under the Foreign Exchange Transaction Act, the Minister of Strategy and Finance has the power, with prior (posterior in case of urgency) public notice of scope and duration, to suspend all or a part of foreign exchange transactions when emergency measures are deemed necessary in case of radical change in the international or domestic economic situation. The Fund could be adversely affected by delays in, or the refusal to grant, any required governmental approval for such transactions.

The Fund relinquished its license from the Korean Ministry of Finance and Economy effective August 19, 2005. The Fund had engaged in negotiations with the Korean Ministry of Finance and Economy concerning the feasibility of the Fund’s license being amended to allow the Fund to repatriate more than 10% of Fund capital. However, the Ministry of Finance and Economy advised the Fund that the license cannot be amended as a result of a change in the Korean regulations. As a result of the relinquishment of the license, the Fund is subject to the Korean securities transaction tax equal to 0.20% (prior to 31 December 2022, the transaction tax was equal to 0.23%) of the fair market value of any portfolio securities transferred by the Fund on the Korea Exchange and 0.35% of the fair market value of any portfolio securities transferred outside of the Korea Exchange. The relinquishment did not otherwise affect the Fund’s operations. For the year ended June 30, 2023, the Fund incurred $137,029 in transaction taxes in connection with portfolio securities transferred by the Fund on the Korea Exchange. These transaction costs are not accrued and are accounted for on a paid basis only. The transaction tax is levied as a percentage of the fair market value at the time of disposal and is deducted from the sale proceeds so the Fund receives the net proceeds only. No accrual for this transaction tax is included in the fair market value price used to value each security on a daily basis. Net realized gain (loss) on investments on the Statement of Operations is shown net of the transaction taxes incurred by the Fund.

Certain securities held by the Fund may be subject to aggregate or individual foreign ownership limits. These holdings are in industries that are deemed to be of national importance.

(f) Dividends and Distributions

The Fund declares dividends from net investment income and distributions of net realized capital gains, if any, at least annually. The Fund records dividends and distributions on the ex-dividend date. The amount of dividends from net investment income and distributions from net realized capital gains is determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions to stockholders from return of capital.

16	The Korea Fund, Inc. Annual Report	| 06.30.23

The Korea Fund, Inc. Notes to Financial Statements

June 30, 2023 (continued)

1. Organization and Significant Accounting Policies (continued)

(g) Foreign Currency Translation

The Fund’s accounting records are maintained in U.S. dollars as follows: (1) the foreign currency market values of investments and other assets and liabilities denominated in foreign currencies are translated at the prevailing exchange rate at the end of the period; and (2) purchases and sales, income and expenses are translated at the prevailing exchange rate on the respective dates of such transactions. The resulting net foreign currency gain (loss) is included in the Fund’s Statement of Operations.

The Fund does not generally isolate that portion of the results of operations arising as a result of changes in foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the Fund does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain (loss) for both financial reporting and income tax reporting purposes.

At June 30, 2023, the Korean WON (“W”)/U.S. dollar (“$”) exchange rate was W 1,317.65 to $1.

(h) Securities Lending

The Fund may engage in securities lending in order to generate additional income. The Fund is able to lend to approved borrowers. Goldman Sachs Bank USA (‘Goldman Sachs’) serves as lending agent for the Fund, pursuant to a Securities Lending Agency Agreement (the ‘Securities Lending Agency Agreement’). Securities loaned are collateralized by cash equal to at least 100% of the market value of the loaned securities, which is invested in shares of the Goldman Sachs Financial Square Government Fund. During the term of the loan, the Fund will continue to receive any dividends or amounts equivalent thereto, on the loaned securities while receiving a fee from the borrower and/or earning interest on the investment of the cash collateral. Securities lending income is disclosed as such in the Statement of Operations. Income generated from the investment of cash collateral, less negotiated rebate fees paid to borrowers and transaction costs, is allocated between the Fund and securities lending agent. Cash collateral received for securities on loan is invested in securities identified in the Schedule of Investments and the corresponding liability is recognized as such in the Statement of Assets and Liabilities. Loans are subject to termination at the option of the borrower or the Fund. Under the Securities Lending Agency Agreement, Goldman Sachs marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 105% of the value of the loaned securities (102% for U.S. securities), Goldman Sachs requests additional cash from the borrower so as to maintain a collateralization level of at least 105% of the value of the loaned securities plus accrued interest (102% for U.S. securities), subject to certain de minimus amounts.

Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. The Fund may pay reasonable finders’, administration and custodial fees in connection with a loan of its securities and may share the interest earned on the collateral with the borrower. The Fund bears the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Fund also bears the risk of loss in the event the securities purchased with cash collateral depreciate in value.

The Fund did not have any securities on loan at June 30, 2023.

2. Principal Risks

In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or failure of the other party to a transaction to perform (counterparty risk). The Fund is also exposed to other risks such as, but not limited to, foreign currency risk.

To the extent the Fund directly invests in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including economic growth, inflation, changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency-denominated securities may reduce the returns of the Fund. The local emerging market currencies in which the Fund may be invested may experience substantially greater volatility against the U.S. dollar than the major convertible currencies in developed countries.

The Fund is subject to elements of risk not typically associated with investments in the U.S., due to concentrated investments in foreign issuers located in a specific country or region. Such concentrations will subject the Fund to additional risks resulting from future political or economic conditions in such country or region and the possible

06.30.23 |	The Korea Fund, Inc. Annual Report	17

The Korea Fund, Inc. Notes to Financial Statements

June 30, 2023 (continued)

2. Principal Risks (continued)

imposition of adverse governmental laws or currency exchange restrictions affecting such country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies.

The Fund may be subject to increased risk to the extent it allocates assets among investment styles and certain styles under-perform relative to other investment styles.

The market values of securities may decline due to general market conditions (market risk) which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, adverse changes to credit markets or adverse investor sentiment. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity-related investments generally have greater market price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. Credit ratings downgrades may also negatively affect securities held by the Fund. Even when markets perform well, there is no assurance that the investments held by the Fund will increase in value along with the broader market. In addition, market risk includes the risk that local, regional or global events, including geopolitical and other events may disrupt the economy on a national or global level. For example, events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the economy or the markets for financial instruments and, as a result, could have a significant impact on the Fund and its investments. As a further example, an outbreak of respiratory disease caused by a novel coronavirus designated as COVID-19 was first detected in China in December 2019 and subsequently spread globally, being designated as a pandemic in early 2020. The transmission of COVID-19 and efforts to contain its spread have resulted in, among other things, border closings and other significant travel restrictions and disruptions; mandatory stay-at-home and work-from-home orders in numerous countries, including the United States; significant disruptions to business operations, supply chains and customer activity, as well as mandatory business closures; lower consumer demand for goods and services; event cancellations and restrictions; cancellations, reductions and other changes in services; significant challenges in healthcare service preparation and delivery; public gathering limitations and prolonged quarantines; and general concern and uncertainty. These effects have exacerbated the significant risks inherent in market investments, and the COVID-19 pandemic has meaningfully disrupted the global economy and markets, causing market losses across a range of asset classes, as well as both heightened market volatility and increased illiquidity for trading. Although the long-term economic fallout of COVID-19 is difficult to predict, it has the potential to continue to have ongoing material adverse effects on the global economy, the economies of individual countries, and the financial performance of individual issuers, sectors, industries, asset classes, and markets in significant and unforeseen ways. Health crises caused by the outbreak of COVID-19 may also exacerbate other pre-existing political, social, economic, market and financial risks. The effects of the outbreak in developing or emerging market countries may be greater due to less established health care systems. The COVID-19 pandemic and its effects may last for an extended period of time, result in significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, and a substantial economic downturn or recession. Furthermore, the ability of the Investment Adviser or its affiliates to operate effectively, including the ability of personnel to function, communicate and travel to the extent necessary to carry out the Fund’s investment strategies and objectives, may be materially impaired. All of the foregoing could impair Fund’s ability to maintain operational standards (such as with respect to satisfying redemption requests), disrupt the operations of the Fund’s service providers, adversely affect the value and liquidity of the Fund’s investments, and negatively impact the Fund’s performance and your investment in the respective Fund.

The Fund is exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. The potential loss to the Fund could exceed the value of the financial assets recorded in the Fund’s financial statements. Financial assets, which potentially expose the Fund to counterparty risk, consist principally of cash due from counterparties and investments. The Investment Adviser seeks to minimize the Fund’s counterparty risk by performing reviews of each counterparty and by minimizing concentration of counterparty risk by undertaking transactions with multiple customers and counterparties on recognized and reputable exchanges. Delivery of securities sold is only made once the Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

3. Investment Adviser

The Fund has an Investment Advisory Agreement (the “Advisory Agreement”) with the Investment Adviser. Subject to the supervision of the Fund’s Board, the Investment Adviser is responsible for managing, either directly or through others selected by it, the Fund’s investment activities, business affairs, and other administrative matters. Pursuant to the Management Agreement, the investment adviser receives an annual fee, payable monthly, at the annual rate of 0.70% of the value of the Fund’s average daily net assets up to $250 million and 0.65% of average daily net assets in excess of $250 million.

18	The Korea Fund, Inc. Annual Report	| 06.30.23

The Korea Fund, Inc. Notes to Financial Statements

June 30, 2023 (continued)

4. Related Party, Other Service Provider Transactions and Directors

JPMorgan Asset Management (Asia Pacific) Limited (the “Investment Adviser”), an indirect wholly-owned subsidiary of JPMorgan Chase & Co. (‘JPMorgan’) provides investment advisory services to the Fund under the terms of an investment advisory agreement. See Section 3 Investment Adviser of this report for details of the fee relating to that agreement.

During the year ended June 30, 2023, the Fund did not pay any brokerage commissions to JPMorgan companies or affiliated brokers/dealers.

(a) Related Party, Other Service Provider Transactions

Pursuant to an Administration Agreement, JPMorgan Chase Bank N.A. (‘JPMCB’) (the ‘Administrator’), an affiliate of JPMorgan Asset Management (Asia Pacific) Limited (the ‘Investment Adviser’) provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of $78,000.

Pursuant to a Global Custody Agreement, JPMCB also provides portfolio custody and accounting services to the Fund. For performing these services, the Fund pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The accounting fee is subject to a minimum annual fee of $20,000. The amounts paid directly to JPMCB by the Fund for administration, custody and accounting services are included in Custodian, administrator and accounting agent fees on the Statement of Operations.

Pursuant to a Services Agreement, JPMorgan Funds Limited (‘JPMFL’), an affiliate of the Investment Adviser, provides various services (including fund secretarial and administration services) for the Fund. JPMFL receives no compensation from the Fund for these services, JPMFL receives its fee from its affiliate, JPMorgan Asset Management (Asia Pacific) Limited in the form of an intercompany credit.

(b) Directors

The Fund pays each of its Directors who is not a director, officer or employee of the Advisor, Administrator or any affiliate thereof, an annual fee of $56,000, the Audit Committee Chairman $64,000 and the Chairman $70,000 which includes a $2,500 attendance fee. Per Special In-Person Meeting a fee of $3,000 is payable or $1,000 per special Board meeting attended telephonically. In addition, each director is eligible to receive a per diem fee of $2,000 per day, or pro-rated fee for a lessor period, as compensation for taking on special assignments. Such special assignments must be approved in advance by the Governance, Nominating and Remuneration Committee, except that special assignments for which compensation will be less than $5,000 may be approved in advance by the Chairman of the Governance, Nominating and Remuneration Committee. A report regarding compensation for such assignments will be provided to the full Governance, Nominating and Remuneration Committee at their next regular meeting.

5. Investments in Securities

For the year ended June 30, 2023, purchases and sales of investments, other than short-term securities were $48,487,007 and $65,862,607, respectively.

6. Income Tax Information

For the year ended June 30, 2023, the tax character of the dividends and distributions paid was $1,381,478 from ordinary income, $15,019,195 from long-term capital gains, and $109,644 from return of capital.

For the year ended June 30, 2022, the tax character of the dividends and distributions paid was $28,813,207 from ordinary income and $16,918,825 from long-term capital gains.

At June, 30, 2023, the Fund had short-term capital losses of $1,940,415 and long-term capital losses of $2,744,656 carryforwards which are available to offset future realized gains.

In accordance with U.S. Treasury regulations, the Fund elected to defer to the following taxable year Post-October short-term capital losses of $729,874 and long-term capital losses of $6,124,394 arising after October 31, 2022.

In accordance with U.S. Treasury regulations, the Fund elected to defer to the following taxable year late-year ordinary losses of $460,067 arising after October 31, 2022.

At June 30, 2023, permanent “book-tax” differences were primarily attributable to tax adjustments on certain investments including passive foreign investment companies and foreign currency transactions. These adjustments were to increase dividends in excess of net investment income by $840,790, decrease accumulated net realized gain by $731,146 and decrease to paid-in capital by $109,644. Net investment income, net realized gains or losses and net assets were not affected by these adjustments.

06.30.23 |	The Korea Fund, Inc. Annual Report	19

The Korea Fund, Inc. Notes to Financial Statements

June 30, 2023 (continued)

6. Income Tax Information (continued)

At June 30, 2023, the cost basis of portfolio securities for federal income tax purposes was $112,007,373. Gross unrealized appreciation was $34,451,412; gross unrealized depreciation was $16,648,857; and net unrealized appreciation was $17,802,555. The difference between book and tax cost basis was attributable to wash sale loss deferrals and Passive Foreign Investment Companies (“PFICs”) mark-to-market.

7. Discount Management Program

The Fund has a share repurchase program under which the Fund will repurchase in each twelve month period ended June 30, up to 10% of its common stock outstanding as of the close of business on June 30 the prior year. The shares are permitted to be repurchased at differing trigger levels without announcement. The Fund will repurchase shares at a discount, in accordance with procedures approved by the Board. Subject to these procedures, the timing and amount of any shares repurchased will be determined by the Board and/or its Discount Management Committee in consultation with the Investment Adviser.

For the year ended June 30, 2023, the Fund repurchased 74,322 shares of its common stock on the open market, which represented 1.49% of the shares outstanding at June 30, 2022 at a total cost, inclusive of commissions (charged on a tiered rate basis), of $1,726,806 at a per-share weighted average discount to NAV of 14.68%. For the year ended June 30, 2022, the Fund repurchased 16,470 shares of its common stock on the open market, which represented approximately 0.3% of the shares outstanding at June 30, 2021 at a total cost, inclusive of commissions (charged on a tiered rate basis), of $529,275 at a per-share weighted average discount to NAV of 14.44%.

8. Fund Ownership

At June 30, 2023, the City of London Investment Group PLC, Lazard Asset Management LLC, 1607 Capital Partners LLC, Allspring Global Investments Holdings LLC and Bill & Melinda Gates Foundation Trust held approximately 35%, 15%, 9%, 9% and 7%, respectively, of the Fund’s outstanding shares. Investment activities of these stockholders could have a material impact to the Fund.

20	The Korea Fund, Inc. Annual Report	| 06.30.23

The Korea Fund, Inc. Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders of The Korea Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of The Korea Fund, Inc. (the “Fund”) as of June 30, 2023, the related statement of operations for the year ended June 30, 2023, the statement of changes in net assets for each of the two years in the period ended June 30, 2023, including the related notes, and the financial highlights for each of the five years in the period ended June 30, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2023 and the financial highlights for each of the five years in the period ended June 30, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2023 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

August 25, 2023

We have served as the auditor of the Fund since 1984.

06.30.23 |	The Korea Fund, Inc. Annual Report	21

The Korea Fund, Inc. Additional Information Regarding the Fund

June 30, 2023 (unaudited)

Changes in the Fund’s Investment Objective, Policies and Risks During the Most Recent Fiscal Year

The following information in this annual report is a summary of certain changes in the Fund’s Investment Objective, Policies and Risks during its most recent fiscal year. This information may not reflect all of the changes that have occurred since you purchased shares of the Fund.

None.

The Fund’s Current Investment Objective, Policies and Risks

Investment Objective and Policies

The investment objective of the Fund is to seek long-term capital appreciation through investment in securities, primarily equity securities, of Korean companies. This objective is a fundamental policy and may not be changed without the approval of a majority of the Fund’s outstanding voting securities. As used in this report, a “majority of the Fund’s outstanding voting securities” means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares. While current income from dividends and interest may be a consideration in selecting portfolio securities, it is not an objective of the Fund. It is the policy of the Fund normally to invest at least 80% of its net assets in securities listed on the Korea Exchange (the “Exchange”). As of June 30, 2023, 99% of the Fund’s net assets were invested in securities listed on the Exchange. It is expected that the balance of the Fund’s net assets normally will be invested in debt securities of the government (the “Government”) of the Republic of Korea (“Korea” or the “Republic”) and Korean corporations and in recognized Korean money market instruments.

For purposes of the Fund’s investment policy, equity securities include common and preferred stock (including convertible preferred stock), bonds, notes and debentures convertible into common and preferred stock, stock purchase warrants and rights, equity interests in trusts, partnerships, joint ventures, or similar enterprises and depositary receipts. Not all of these investment types may be available for investment in Korea at all times. To the extent permitted by applicable law, the Fund reserves the right to invest in any of the above listed equity securities, and may use its assets to enter into foreign currency exchange contracts, currency and stock index futures contracts, covered call options, repurchase agreements, delayed delivery transactions and futures contracts.

The Fund may invest its assets in a broad spectrum of Korean industries, including, as conditions warrant from time to time, automobiles, cement, chemicals, construction, electrical equipment, electronics, finance, food and beverage, international trading, machinery, shipbuilding, steel and textiles. In selecting industries and companies for investment, the Investment Manager considers overall growth prospects, competitive position in export markets, technology, research and development, productivity, labor costs, raw material costs and sources, profit margins, return on investment, capital resources, government regulation, management and other factors. The Fund has invested principally in securities of established companies, although investments may be made, to the extent permitted by Korean law, in securities of new or little-known companies. To the extent permitted by law, the Fund may also invest in stocks of securities-related businesses listed on the Exchange.

For defensive purposes, the Fund may vary from its investment policy. During periods in which, in the opinion of the Investment Manager, changes in Korean market conditions, or other economic conditions or Korean political conditions warrant, the Fund may reduce its position in equity securities and, subject to any applicable restrictions under Korean law, increase its position in debt securities or in short-term indebtedness or hold cash. The Fund may also at any time invest funds as reserves for dividends and other distributions for shareholders in U.S. dollar-denominated money market instruments such as those described above. However, once invested in won-denominated securities, the Fund’s investment principal may not be converted into U.S. dollar-denominated securities except for payment of expenses in excess of Fund income or in connection with the termination of the Fund.

Although the Fund is a non-diversified company under the Investment Company Act of 1940, as amended (the “1940 Act”), it is subject to portfolio diversification requirements that are contained (i) in its investment restriction pertaining to concentration, which generally prevents it from purchasing a security that would result in more than 25% of the Fund’s net assets being invested in a single industry; and (ii) in the diversification requirements applicable to regulated investment companies under the U.S. Internal Revenue Code of 1986, as amended (the “Code”). The Fund, as a non-diversified company under the 1940 Act, is permitted to hold a relatively greater concentration in securities of particular companies. This flexibility reduces diversification of risk and could result in greater fluctuation in the Fund’s net asset value. However, it also reflects the composition of the Korean securities markets, in that securities of relatively few companies account for a greater share of the total capitalization of such markets than is the case in the United States.

22	The Korea Fund, Inc. Annual Report	| 06.30.23

The Korea Fund, Inc. Additional Information Regarding the Fund

June 30, 2023 (continued) (unaudited)

The Fund intends to purchase and hold securities for long-term capital appreciation and does not expect to trade in securities for short-term gain. The Fund will adjust its portfolio as it deems advisable in view of prevailing or anticipated market conditions. A higher rate of portfolio turnover generally involves correspondingly greater brokerage commission expenses than a lower rate, which expenses must be borne by the Fund and its shareholders. The Fund’s portfolio turnover rate for the twelve months ended June 30, 2023 was 37%. The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the Fund’s portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less.

Consistent with provisions of the 1940 Act and any administrative exemptions that may be granted by the U.S. Securities and Exchange Commission (the “Commission”), the Fund may invest in the securities of other investment companies that invest in Korean securities. Absent special relief from the Commission, the Fund may invest up to 10% of its assets in the aggregate in shares of other investment companies and up to 5% of its assets in any one investment company, as long as that investment does not represent more than 3% of the voting stock of the acquired investment company. As a shareholder in any investment company, the Fund will bear its ratable share of such company’s expenses, and will remain subject to payment of the Fund’s advisory and administrative fees with respect to assets so invested.

Principal Risks

The Fund is a closed-end investment company designed for long-term investment, and investors should not consider it a trading vehicle. Historically, shares of closed-end investment companies have frequently traded at a discount from net asset value, but have also traded at premiums. Investing in securities of Korean companies and of the Government involves certain considerations not typically associated with investing in securities of United States companies or the United States government, including (1) political and economic risks, including the potential for military conflict with North Korea, (2) potential price volatility and lesser liquidity of the Korean securities markets, due in part to their relatively small size and to competition from alternative investment opportunities in Korea, (3) governmental involvement in and influence on the economy and the private sector, (4) restrictions imposed by the Government on foreign investment, which may limit investment opportunities available to the Fund, (5) fluctuations in the rate of exchange between the won and the U.S. dollar, (6) restrictions on, and costs associated with, currency conversions and on the repatriation of principal, income or gains and (7) Korean taxes. Additional considerations when investing in securities of Korean companies and of the Government include the risk of nationalization or expropriation of assets or confiscatory taxation, delays in settlement and the risk that it may be more difficult to obtain or enforce a judgment in a court outside the United States.

Korean accounting, auditing and financial reporting standards are not equivalent to United States standards and, therefore, less information may be available with respect to investments in Korea than in the United States. Supervision by governmental agencies and self-regulatory organizations with respect to the securities industry in Korea differs from, and in some respects may be less than, such supervision in the United States. Accordingly, the Fund’s investment in Korean securities should be considered more speculative than investments in securities of U.S. companies.

Political and Economic Risks

The value of the Fund’s assets may be adversely affected by political, economic or social instability in Korea. The heightened tensions between the Republic and North Korea have from time to time depressed new foreign investment in the Republic and the availability of foreign financing for Korean companies. The uncertainty surrounding the situation may adversely affect the economic climate in the Republic. The tensions between the Republic and North Korea also may adversely affect the prices of the Fund’s portfolio securities and the Fund’s share price.

Korean companies may be substantially more leveraged than U.S. and European companies. The high degree of leverage increases the risk of business failures should adverse business conditions develop.

Korean accounting, auditing and financial reporting standards and practices are not equivalent to those in the United States. Therefore, certain material disclosures (including disclosures as to off-balance sheet financing loan guarantees) may not be made, and less information may be available with respect to investments in Korea than with respect to those in the United States.

In general, the Fund is subject to elements of risk not typically associated with investments in the U.S., due to concentrated investments in Korea. Such concentrations will subject the Fund to additional risks resulting from future political or economic conditions in the region the possible imposition of adverse governmental laws or currency exchange restrictions, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies.

06.30.23 |	The Korea Fund, Inc. Annual Report	23

The Korea Fund, Inc. Additional Information Regarding the Fund

June 30, 2023 (continued) (unaudited)

The Korean Securities Markets

The Korean securities markets are still relatively small in comparison to the United States, Japanese and major European securities markets. In addition, market capitalization and trading volume in Korea are concentrated in a limited number of companies within a small number of industries as compared to other markets. As a result, the Korean securities markets may be subject to greater price volatility and lesser liquidity than other securities markets. Because of these liquidity limitations, it may be more difficult for the Fund to purchase and sell portfolio investments than would otherwise be the case. Many companies traded on Korean securities markets are smaller, newer and less seasoned than companies traded on United States securities markets. Investments in smaller companies involve greater risk than are customarily associated with investments in larger companies.

The Korean securities markets have in the past been influenced by large investors trading significant blocks of securities, and by the relative attractiveness of alternative investment vehicles such as real estate and the unofficial money market lending to business borrowers.

Currency Fluctuations

The Fund has significant exposure to won, insofar as its Korean securities may be traded in won and the issuers of the Fund’s portfolio securities may derive substantially all or all of their income in won. Reductions in the won relative to the U.S. dollar will therefore tend to adversely impact the Fund’s net asset value. Although the Fund may enter into forward currency exchange contracts and may (subject to receipt of requisite regulatory approvals) purchase and sell options on currencies in an effort to protect the Fund’s portfolio holdings against currency fluctuation risks, the Fund does not intend fully or partially to hedge, on an ongoing basis, its portfolio holdings in such a manner.

Currency Conversion and Repatriation

Conversion of won into U.S. dollars or other foreign currencies, transfer of funds from Korea to foreign countries and repatriation of foreign capital invested in Korea are subject to certain regulatory approvals pursuant to foreign exchange management laws and regulations. Such conversions and transfers of funds often entail significant transaction costs.

The repatriation by foreign investors of principal, income or gains that arise from holding and disposing of Korean equity securities that are traded on the Exchange is subject to regulations issued by the Minister of Finance and Economy. Such repatriation is generally permitted to foreign investors that have made a report to their designated foreign exchange bank for each repatriation. Unlike other foreign investors, however, the Fund is, in general, currently permitted, with the report to its designated foreign exchange bank, to repatriate only income and gains.

If, because of restrictions on conversion or because of repatriation problems, the Fund were unable to distribute substantially all of its net investment income (including short-term capital gains) and long-term capital gains within applicable time periods, the Fund could be subject to U.S. Federal income and excise taxes which would not otherwise be incurred and might cease to qualify for the favorable tax treatment afforded to regulated investment companies under the Code, in which case it would become subject to U.S. Federal income tax on all of its income and gains.

Non-Diversified Status

The Fund is classified as a “non-diversified” investment company under the 1940 Act, which means that the Fund is not limited by the 1940 Act as to the percentage of its assets that may be invested in the securities of a single issuer. As a non-diversified investment company, the Fund may invest a greater proportion of its assets in a smaller number of issuers, and, as a result, may be subject to greater risk with respect to its portfolio securities.

Transaction Costs

The Fund’s transaction costs are higher than the transaction costs for the typical investment company investing in U.S. securities.

Discount from Net Asset Value

The shares of the Fund may trade at a discount from net asset value. This is characteristic of shares of a closed-end fund and is a risk separate and distinct from the risk of a decline in the net asset value as a result of a fund’s investment activities.

24	The Korea Fund, Inc. Annual Report	| 06.30.23

The Korea Fund, Inc. Tax Information/Annual Stockholder Meeting Results/ Changes

to the Board of Directors/ Proxy Voting Policies & Procedures (unaudited)

Tax Information

As required by the Internal Revenue Code, stockholders must be notified regarding certain tax attributes of distributions made by the Fund.

During the year ended June 30, 2023, the Fund distributed of $15,019,210 long-term capital gains (or the maximum amount allowable).

Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentages of ordinary dividends paid during the fiscal year ended June 30, 2023, are designated as “qualified dividend income”: 61.89%.

Corporate stockholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Fund’s ordinary income dividends paid during the fiscal year ended June 30, 2023, that qualify for the corporate dividend received deduction is 0%.

Foreign Tax Credit: The Fund has elected to pass-through the credit for taxes paid to foreign countries. The gross foreign dividends and foreign tax per share paid during the fiscal year ended June 30, 2023 is $0.45030616 and $0.15056616 respectively.

Since the Fund’s tax year is not the calendar year, another notification will be sent with respect to calendar year 2023.

In January 2024, stockholders will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received during calendar year 2023. The amount that will be reported will be the amount to use on the stockholders 2023 federal income tax return and may differ from the amount which must be reported in connection with the Fund’s tax year ended June 30, 2023. Stockholders are advised to consult their tax advisers as to the federal, state and local tax status of the dividend income received from the Fund.

Annual Stockholder Meeting Results

The Fund held its annual meeting of stockholders on October 27, 2022. Stockholders voted as indicated below:

	Affirmative	Against	Abstain
Re-election Mr. Julian Reid who serves as a Class I Director	3,759,870	582,409	12,823

Madam Yan Hu, who serves as a Class III Director, Mr. Richard A. Silver, who serves as a Class III Director and Mr. Matthew J. Sippel, who serves as a Class II Director continue to serve as Directors of the Fund.

Proxy Voting Policies & Procedures:

A description of the policies and procedures that the Fund has adopted to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30 is available (i) without charge, upon request, by calling the Fund’s stockholder servicing agent at (866) 706-0510; (ii) on the Fund’s website at www.thekoreafund.com; and (iii) on the Securities and Exchange Commission website at www.sec.gov.

06.30.23 |	The Korea Fund, Inc. Annual Report	25

The Korea Fund, Inc. Privacy Policy (unaudited)

FACTS	WHAT DOES THE KOREA FUND, INC. DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

∎  Social Security number and account balances

∎  transaction history and account transactions

∎  checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons The Korea Fund, Inc. chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does The Korea Fund, Inc. share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	YES	NO
For marketing purposes — to offer our products and services to you	YES	NO
For joint marketing with other financial companies	NO	WE DON’T SHARE
For our affiliates’ everyday business purposes — information about your transactions and experiences	NO	WE DON’T SHARE
For our affiliates’ everyday business purposes — information about your creditworthiness	NO	WE DON’T SHARE
For nonaffiliates to market to you	NO	WE DON’T SHARE

QUESTIONS?	Call 1-866-706-0510 or go to www.thekoreafund.com

26	The Korea Fund, Inc. Annual Report	| 06.30.23

The Korea Fund, Inc. Privacy Policy (unaudited) (continued)

Who we are
Who is providing this notice?	The Korea Fund, Inc.

What we do
How does The Korea Fund, Inc. protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does The Korea Fund, Inc. collect my personal information?

We collect your personal information, for example, when you:

∎  open an account or provide account information

∎  give us your contact information or pay us by check

∎  make wire transaction

We also collect your personal information from others such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

∎  sharing for affiliates’ everyday business purposes — information about your creditworthiness

∎  affiliates from using your information to market to you

∎  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ∎ The Korea Fund, Inc. does not share with affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ∎ The Korea Fund, Inc. does not share with nonaffiliates so that they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ∎ The Korea Fund, Inc. does not jointly market.

06.30.23 |	The Korea Fund, Inc. Annual Report	27

The Korea Fund, Inc. Dividend Reinvestment and Cash Purchase Plan (unaudited)

Dividend Reinvestment Plan

The Fund has adopted a Dividend Reinvestment Plan (the “Plan”) which allows common stockholders to reinvest Fund distributions in additional common shares of the Fund. Equiniti Trust Company, LLC (the “Plan Agent”) serves as agent for common stockholders in administering the Plan. Participants in the Plan have the option of making additional cash payments to the Plan Agent, semi-annually, in any amount from $100 to $3,000, for investment in the Fund’s shares. The Plan Agent will use all such cash payments received from participants to purchase Fund shares on the open market on or shortly after the 15th of February and August of each year, and in no event more than 45 days after such dates except where temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of federal securities law. Any voluntary cash payments received more than 30 days prior to the 15th of February or August will be returned by the Plan Agent. Participants may withdraw their entire voluntary cash payment by written notice received by the Plan Agent not less than 48 hours before such payment is to be invested. It is important to note that participation in the Plan and automatic reinvestment of Fund distributions does not ensure a profit, nor does it protect against losses in a declining market.

Automatic enrollment/voluntary participation.

Under the Plan, common stockholders whose shares are registered with the Plan Agent (“registered stockholders”) are automatically enrolled as participants in the Plan and will have all Fund distributions of income, capital gains and returns of capital (together, “distributions”) reinvested by the Plan Agent in additional common shares of the Fund, unless the stockholder elects to receive cash. Registered stockholders who elect not to participate in the Plan will receive all distributions in cash paid by check and mailed directly to the stockholder of record (or if the shares are held in street or other nominee name, to the nominee) by the Plan Agent. Participation in the Plan is voluntary. Participants may terminate or resume their enrollment in the Plan at any time without penalty by notifying the Plan Agent online at www.amstock.com, by calling (800) 254-5197, by writing to the Plan Agent, Equiniti Trust Company, LLC, at P.O. Box 922, Wall Street Station, New York, NY 10269-0560, or, as applicable, by completing and returning the transaction form attached to the Plan statement. A proper notification will be effective immediately and apply to the Fund’s next distribution if received by the Plan Agent at least three (3) days prior to the record date for the distribution; otherwise, a notification will be effective shortly following the Fund’s next distribution and will apply to the Fund’s next succeeding distribution thereafter. If you withdraw from the Plan and so request, the Plan Agent will arrange for the sale of your shares and send you the proceeds, minus a transaction fee and brokerage commissions.

How shares are purchased under the Plan.

For each Fund distribution, the Plan Agent will acquire common shares for participants either (i) through receipt of newly issued common shares from the Fund (“newly issued shares”) or (ii) by purchasing common shares of the Fund on the open market (“open market purchases”). If, on a distribution payment date, the net asset value per common share of the Fund (“NAV”) is equal to or less than the market price per common share plus estimated brokerage commissions (often referred to as a “market premium”), the Plan Agent will invest the distribution amount on behalf of participants in newly issued shares at a price equal to the greater of (i) NAV or (ii) 95% of the market price per common share on the payment date. If the NAV is greater than the market price per common share plus estimated brokerage commissions (often referred to as a “market discount”) on a distribution payment date, the Plan Agent will instead attempt to invest the distribution amount through open market purchases. If the Plan Agent is unable to invest the full distribution amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Plan Agent will invest any un-invested portion of the distribution in newly issued shares at a price equal to the greater of (i) NAV or (ii) 95% of the market price per share as of the last business day immediately prior to the purchase date (which, in either case, may be a price greater or lesser than the NAV per common shares on the distribution payment date). No interest will be paid on distributions awaiting reinvestment. Under the Plan, the market price of common shares on a particular date is the last sales price on the exchange where the shares are listed on that date or, if there is no sale on the exchange on that date, the mean between the closing bid and asked quotations for the shares on the exchange on that date. The NAV per common share on a particular date is the amount calculated on that date (normally at the close of regular trading on the New York Stock Exchange) in accordance with the Fund’s then current policies.

Fees and expenses.

No brokerage charges are imposed on reinvestments in newly issued shares under the Plan. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. There are currently no direct service charges imposed on participants in the Plan, although the Fund reserves the right to amend the Plan to include such charges. The Plan Agent imposes a transaction fee (in addition to brokerage commissions that are incurred) if it arranges for the sale of your common shares held under the Plan.

Shares held through nominees.

In the case of a registered stockholder such as a broker, bank or other nominee (together, a “nominee”) that holds common shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of common shares certified by the nominee/record stockholder as representing the total amount registered in such

28	The Korea Fund, Inc. Annual Report	| 06.30.23

The Korea Fund, Inc. Dividend Reinvestment and Cash Purchase Plan

(unaudited) (continued)

stockholder’s name and held for the account of beneficial owners who are to participate in the Plan. If your common shares are held through a nominee and are not registered with the Plan Agent, neither you nor the nominee will be participants in or have distributions reinvested under the Plan. If you are a beneficial owner of common shares and wish to participate in the Plan, and your nominee is unable or unwilling to become a registered stockholder and a Plan participant on your behalf, you may request that your nominee arrange to have all or a portion of your shares re-registered with the Plan Agent in your name so that you may be enrolled as a participant in the Plan. Please contact your nominee for details or for other possible alternatives. Participants whose shares are registered with the Plan Agent in the name of one nominee firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

Tax consequences.

Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions — i.e., automatic reinvestment in additional shares does not relieve stockholders of, or defer the need to pay, any income tax that may be payable (or that is required to be withheld) on Fund dividends and distributions. The Fund and the Plan Agent reserve the right to amend or terminate the Plan. Additional information about the Plan, as well as a copy of the full Plan itself, may be obtained from the Plan Agent, Equiniti Trust Company, LLC, at P.O. Box 922, Wall Street Station, New York, NY 10269-0560; telephone number: (800) 254-5197; website: www.amstock.com.

06.30.23 |	The Korea Fund, Inc. Annual Report	29

The Korea Fund, Inc. Board of Directors (unaudited)

Name, Year of Birth, Position(s) Held with the Fund,
Length of Service, Other Trusteeships/
Directorships Held by Director, Number of
Portfolios in Fund Complex/Outside Fund
Complexes Currently Overseen by Director	Principal Occupation(s) During Past 5 Years:

The address of each director is 383 Madison Ave. 11th Floor , New York, NY 10179

Julian Reid

Year of Birth: 1944

Director, Chairman of the Board and Chairman of the

Governance, Nominating and Remuneration and the

Executive Committee

Directors since: 2004

Director of 1 fund in the Fund Complex

Director of The China Fund, Inc. outside of the Fund Complex

Director and Chairman of 3a Funds Group (since 1998); and Director & Chairman of The China Fund, Inc. (since 2018). Formerly Director of JP Morgan China Region Fund, Inc. (from 1997 to 2017).

Richard A. Silver

Year of Birth: 1947

Director and Chairman of the Valuation and the Audit and

Compliance Committee

Director since: 2006

Director of 1 fund in the Fund complex

Director of The China Fund, Inc. outside the Fund Complex

Director of The China Fund, Inc. (since 2018).

Matthew J. Sippel

Year of Birth: 1964

Director and Chairman of the Contracts and the Investment

Committee

Director since: August 24, 2020

Director of 1 fund in the Fund Complex

Director of no funds outside of the Fund Complex

Formerly Managing Director & Senior Partner of Indus Capital Partners LLC (from 2004 to 2021).

Madam Yan Hu Year of Birth: 1961 Director Director since: October 20, 2021 Director of 1 fund in the Fund Complex Director of The China Fund, Inc. outside of the Fund Complex	Founder of Ink Stone Ltd (since 2020). Investment Advisor of Vermilion (since 2016). Director of The China Fund, Inc. (since 2021).

The Fund holds annual stockholder meetings for the purpose of electing Directors, and Directors are elected for fixed terms. The Board of Directors is currently divided into three classes, each having a term of three years.

Each year the term of one class expires. Each Director’s term of office expires on the date of the third annual meeting following election to office of the Director’s class. Each Director will serve until next elected or his or her earlier death, resignation, retirement or removal or if not re-elected, until his or her successor is elected and has qualified.

30	The Korea Fund, Inc. Annual Report	| 06.30.23

The Korea Fund, Inc. Fund Officers (unaudited)

Name, Year of Birth, Position(s) Held with the Fund	Principal Occupation(s) During the Past 5 Years:

Simon J. Crinage Year of Birth: 1965 President & Chief Executive Officer: Since 2021	Head of J.P. Morgan Asset Management’s closed-end fund business. Until its liquidation in 2017, Simon was both a Director and President of JPMorgan China Region Fund, Inc. (NYSE: JFC) and between 2014 and 2019 President of The Taiwan Fund Inc. (NYSE: TWN). An employee of J.P. Morgan since 1984

Neil S. Martin Year of Birth: 1971 Treasurer, Principal Financial and Accounting Officer since: 2021	Executive Director, is a Client Director in J.P.Morgan Asset Management’s closed-end fund business and work has included JPMorgan China Region Fund, Inc. An employee of J.P. Morgan since 1990.

Paul F. Winship Year of Birth: 1964 Vice President and Secretary : 2021	Vice President, is a Company Secretary in J.P. Morgan Asset Management’s investment trust business and work has included The Taiwan Fund, Inc.

Stephen M. Ungerman Year of Birth: 1953 Chief Compliance Officer since: 2020	Managing Director and Chief Compliance Officer. An employee of J.P. Morgan since 2000.

Carmine Lekstutis Year of Birth: 1980 Chief Legal Officer since: 2021	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015

Officers hold office at the pleasure of the Board and until their successors are appointed and qualified or until their earlier resignation or removal.

06.30.23 |	The Korea Fund, Inc. Annual Report	31

The Korea Fund, Inc. Matters Relating to the Directors’ Consideration of the

Investment Advisory Agreement

The Investment Company Act of 1940 (the “1940 Act”) requires that both the full Board of Directors and a majority of the Directors of the Fund who are not “interested persons” (as defined in the 1940 Act) of the Fund (the “Independent Directors”), voting separately, annually approve the continuation of the Fund’s investment advisory agreement (the “Agreement”) with the Investment Adviser. The Fund’s Board is comprised of four Directors, all of whom are Independent Directors. At an in-person meeting, the Board approved the continuation of the Agreement for an additional one-year term commencing January 1, 2023, and held additional meetings to consider various aspects of the information provided by the Investment Adviser and its affiliates in connection with their review, as summarized below (together, the “Review Meetings”). The Board approved the continuation of the Agreement at the recommendation of the Board’s Contracts Committee, which is comprised of all four Independent Directors, and which met separately from management in connection with the Review Meetings. Throughout the Board’s process for considering the proposed continuation of the Agreement, the Directors received legal advice from legal counsel that is experienced in 1940 Act matters, and with whom they met separately throughout the process.

The Agreement took effect for an initial two-year term on January 1, 2021, in connection with a transition (the “JPMorgan Transition”) of the Fund’s day-to-day portfolio management, administration, fund accounting, custody and other services from the Fund’s prior investment manager to the Investment Adviser and various of its affiliates (“Other JPMorgan Entities” and, together with the Investment Adviser, “JPMorgan”). The Agreement was initially approved by the Board and the Fund’s stockholders in connection with the JPMorgan Transition. Pursuant to the Agreement, the Investment Adviser provides the day-to-day portfolio management services required by the Fund and receives in return an annual fee, payable monthly, at the annual rate of 0.70% of the value of the Fund’s average daily net assets up to $250 million and 0.65% of average daily net assets in excess of $250 million. In connection with the JPMorgan Transition, the Board also unanimously approved (i) a Services Agreement between the Fund and JPMorgan Funds Limited (“JPMFL”), pursuant to which JPMFL provides or procures compliance, legal, recordkeeping, service provider oversight and other administrative services for the Fund, including the provision of personnel of JPMFL or its affiliates to serve as officers of the Fund, (ii) a Fund Administrative Services Agreement between the Fund and JPMorgan Chase Bank, N.A. (“JPMorgan Chase”), pursuant to which JPMorgan Chase provides fund accounting, financial regulatory and reporting, treasury, tax, compliance reporting and other administrative services for the Fund, and (iii) a Global Custody Agreement between the Fund and JPMorgan Chase, pursuant to which JPMorgan Chase serves as custodian and provides related services on behalf of the Fund (together, the “Other JPMorgan Agreements”). The Board also approved a Fee Agreement with JPMorgan setting forth fees and expenses to be paid or reimbursed to JPMorgan Chase for fund accounting and other administrative services and custody services under the Fund Administrative Services Agreement and Global Custody Agreement and an expense limitation arrangement (the “Expense Limitation”) pursuant to which the Investment Adviser has agreed to waive a portion of its investment advisory fee and/or pay expenses of the Fund such that, for a three-year period following the initial effectiveness of the Agreement, the Fund’s fees and expenses for administrative services provided by the prior investment manager will not exceed $78,000 per annum and fees and expense for fund accounting services provided by the prior investment manager will not exceed $20,000 per annum.

In connection with the JPMorgan Transition, the Board also adopted a policy pursuant to which it will cause the Fund to conduct an issuer tender offer for up to twenty-five percent (25%) of its then issued and outstanding shares of common stock on or before September 30, 2024, and thereafter on each third year anniversary, if the Fund’s total return investment performance measured on a net asset value basis does not equal or exceed the total return investment performance of the MSCI Korea 25/50 Index (as described and measured in the Fund’s June 30, 2020 annual shareholder report) during the period commencing on April 1, 2021 and ending on June 30, 2024 (and for three-year testing periods thereafter). The Directors may not terminate or amend the policy without shareholder approval. However, the size of any such tender offer (up to twenty-five percent (25%)), the price at which shares are to be tendered and other terms and conditions of such tender offer would be determined by the Board in its discretion based on its review and consideration of the then-current size of the Fund, market conditions and other factors it deems relevant.

Prior to the Review Meetings, on behalf of the Directors, Fund counsel provided a written request for information from the Investment Adviser and other applicable JPMorgan Entities to provide all information as may reasonably be necessary for the Directors to evaluate the terms of the Agreement and its proposed continuation. In response to this request, the Board received and relied upon materials provided by or at the request of the Investment Adviser and other Other JPMorgan Entities. This information included, among other items, information from Broadridge Financial Solutions (“Broadridge”), an independent third-party consultant, comparing the Fund’s investment performance and fees and expenses with a peer group of U.S. domiciled closed-end funds selected by Broadridge from Morningstar’s database with strategies that invest in equity securities in the Asia Pacific region (the “Broadridge Peer Group”) and with the funds in the broader Morningstar Miscellaneous Region category (the “Broadridge Classification”). The Directors also received information compiled from Morningstar regarding the investment performance of the Fund in comparison to funds and accounts managed by JPMorgan and other managers that focus on Korean equity securities. The Directors

32	The Korea Fund, Inc. Annual Report	| 06.30.23

The Korea Fund, Inc. Matters Relating to the Directors’ Consideration of the

Investment Advisory Agreement (continued)

also received and reviewed performance information for the Fund in comparison to its benchmark indices (MSCI Korea and MSCI Korea 25/50). The performance information received by the Directors covered various periods through September 30, 2022. Among other information, the Directors also took into account (i) information regarding the background and qualifications of the portfolio managers and other personnel at the Investment Adviser who provide investment management, research, portfolio trading and other asset management services on behalf of the Fund and related technologies and systems in place at the Investment Adviser; (ii) information regarding the overall organization of the Investment Adviser and other applicable Other JPMorgan Entities, including the most recent audited financial statements of the Investment Adviser’s parent company, JPMorgan Chase & Co.; (iii) information regarding the estimated annual profitability to the Investment Adviser and its affiliates from their relationship with the Fund under the Agreement and other arrangements with Other JPMorgan Entities; (iv) descriptions of the compliance policies and program of the Investment Adviser and Other JPMorgan Entities applicable to the Fund; (vi) descriptions of the various programs in place at the Investment Adviser and otherwise at JPMorgan to oversee and manage various categories of investment, operational, business and strategic and other risks, including with respect to business continuity and disaster recovery and cybersecurity and data security risks; (vii) a description of any “fall-out” benefits that JPMorgan may realize as a result of its relationship with the Fund; and (viii) information regarding potential economies of scale that the Investment Adviser may experience in its management of the Fund.

The Directors also considered the broad range of information relevant to the annual contract review that is provided to the Board (including its various standing committees) at regular meetings throughout the year, some of which is identified above. This included, among other information, reports on the Fund’s net asset value and market price investment performance, information regarding the Fund’s share price trading discount and activity under the Fund’s share repurchase program designed to address a trading discount, and periodic reports on, among other matters, pricing and valuation, quality and cost of portfolio trade execution, securities lending, compliance, and shareholder and other services provided by the Investment Adviser and Other JPMorgan Entities.

In determining to approve the continuation of the Agreement for a one-year period, the Directors considered all factors that they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant to the interests of the Fund’s stockholders. In evaluating the terms of the Agreement, the Board did not identify any single factor as controlling, and individual members of the Board did not necessarily attribute the same weight or importance to each factor, nor are the items described herein all-encompassing of the matters considered by the Board. Further, the Board’s review of the Agreement is the result of review and discussion over a period of years, rather than one particular period. The Directors’ conclusions may be based, in part, on their consideration of these arrangements during the course of the year and in prior years.

During the course of the Review Meetings, the Directors examined the nature, quality and extent of the services provided by the Investment Adviser and Other JPMorgan Entities to the Fund. Among other information, the Directors considered the investment philosophy and research and decision-making processes employed by the Investment Adviser; the experience of key advisory personnel of the Investment Adviser who are responsible for portfolio management and trading for the Fund; the ability of the Investment Adviser to attract and retain capable personnel; and the capabilities of the senior management and staff of the Investment Adviser and Other JPMorgan Entities who provide services to the Fund, including those who serve as officers of the Fund. In addition, the Directors considered the quality of services provided by the Investment Adviser and Other JPMorgan Entities with respect to regulatory compliance and compliance with the investment policies and restrictions of the Fund; the nature and quality of the supervisory and administrative services that Other JPMorgan Entities are responsible for providing to or procuring for the Fund; and conditions that might affect the abilities the Investment Adviser or Other JPMorgan Entities to provide high-quality services to the Fund under the Agreement and Other JPMorgan Agreements.

In considering the Fund’s relative investment performance, the Directors focused mainly on periods commencing with the Investment Adviser’s assumption of portfolio management responsibilities for the Fund on January 1, 2021 following the JPMorgan Transition. The Directors took into account that the Fund’s total return performance based on net asset value underperformed the median of the Broadridge Peer Group and was generally in line with the performance of its benchmark indices for the one-year period ended September 30, 2022. They noted that the Fund outperformed both the Broadridge Peer Group median and benchmark indices for the three-year period ended September 30, 2022 and that the Investment Adviser had been responsible for the Fund’s portfolio management during more than half of the three-year period. Regarding the Fund’s performance relative to the Broadridge Peer Group, the Directors took into account that the peer group consists of only five other closed-end funds that invest in equity securities in the Asia Pacific region, none of which focuses mainly on South Korean equity securities like the Fund. In this regard, the Directors took into account that the peer group comparisons may not be particularly apt and concluded that the Fund’s performance relative to its benchmark indices provides more useful comparative information.

06.30.23 |	The Korea Fund, Inc. Annual Report	33

The Korea Fund, Inc. Matters Relating to the Directors’ Consideration of the

Investment Advisory Agreement (continued)

Based on the foregoing and other considerations, the Directors concluded that the Investment Adviser’s investment process, research capabilities and philosophy continue to be well suited to the Fund given its investment objective and policies, and that the Investment Adviser and Other JPMorgan Entities will be able to continue to meet any reasonably foreseeable obligations under the Agreement and Other JPMorgan Agreements. The Directors also took into account that the conditional performance-based tender offer policy for the Fund described above will continue to be used as a means to monitor the Fund’s performance and signal potential action in the event of underperformance subsequent to the JPMorgan Transition.

In assessing the reasonableness of the fees payable under the Agreement, the Directors took into account, among other factors, information provided by Broadridge comparing the Fund’s fees and total expenses with the investment management fees and total expenses of funds in the Broadridge Peer Group and Broadridge Classification. The Directors noted that the Fund’s effective advisory fee rate under the Agreement and total expenses were below the median fees and expenses of both the Broadridge Peer Group and Classification. The Directors also considered that the Fund’s total expense ratio has risen due to the Fund’s asset declines from negative market performance and its share repurchase program, but noted that the Expense Limitation observed by the Adviser will remain in place through the end of the proposed one-year continuance of the Agreement and continue to limit the Fund’s total expenses.

The Directors also took into account information regarding the management fees charged by the Investment Adviser to comparable funds and accounts it manages (none of which are U.S. registered closed-end funds), but in doing so considered that these comparisons may not be particularly apt in light of differences in levels of investment management and administrative services, operations, regulatory and compliance burdens and other factors differentiating the Fund from other types of funds or accounts.

The Directors also considered an estimated annual profitability analyses provided by the Investment Adviser and Other JPMorgan Entities with respect to their relationships with the Fund, including descriptions of the methodologies and assumptions used in estimating profitability. Based on the information provided, the Directors determined, taking into account the various assumptions made, that such estimated profitability did not appear to be excessive.

The Directors also took into account the entrepreneurial and business risks to which the Investment Adviser and Other JPMorgan Entities are subject in their roles as investment adviser, administrator, fund accountant and custodian for the Fund.

The Directors also considered the extent to which the Investment Adviser and Other JPMorgan Entities may realize economies of scale or other efficiencies in managing and supporting the Fund. The Directors noted that, as a listed closed-end fund, it is not currently anticipated that the Fund will raise additional assets or otherwise grow in size other than through possible investment gains. However, the Directors took into account, among other factors, that Agreement imposes a fee waiver/breakpoint from 0.70% to 0.65% on the Fund’s average daily net assets in excess of $250 million, which would serve as a means of partially sharing economies of scale or efficiencies gained by the Investment Adviser through asset growth above this level with Fund stockholders.

Additionally, the Directors considered so-called “fall-out benefits” to JPMorgan from the Investment Adviser’s relationship as investment adviser to the Fund, such as research, statistical and quotation services, if any, the firm may receive from broker-dealers executing the Fund’s portfolio transactions or reputational value derived from serving as investment adviser to the Fund. They also considered the compensation and other benefits received by Other JPMorgan Entities, including JPMFL and JPMorgan Chase, for providing administrative, fund accounting, custody and other services to the Fund pursuant to the Other JPMorgan Agreements.

After reviewing and considering these and other factors described herein, the Directors concluded, in their business judgment, within the context of their overall conclusions regarding the Agreement and other arrangements with JPMorgan, and based on information provided and related representations made by the Investment Adviser and Other JPMorgan Entities, that they were satisfied that the fees payable under the Agreement represent reasonable compensation in light of the nature, extent and quality of services provided by the Investment Adviser. Based on their evaluation of factors that they deemed to be material, including but not limited to those factors described above, the Board and the Independent Directors unanimously approved the continuance of the Agreement for an additional one-year term commencing January 1, 2023, having concluded that the terms of the Agreement are fair and reasonable to the Fund.

34	The Korea Fund, Inc. Annual Report	| 06.30.23

Directors	Officers
Julian M.I. Reid Chairman of the Board of Directors Richard A. Silver Matthew J. Sippel Madam Yan Hu Chief Legal Officer Carmine Lekstutis

Simon J. Crinage
President and Chief Executive Officer

Neil S. Martin
Treasurer, Principal Financial and Accounting Officer

Paul F. Winship
Vice President and Secretary

Stephen M. Ungerman
Chief Compliance Officer

Investment Adviser

JPMorgan Asset Management (Asia Pacific) Limited

19th Floor, Charter House, 8 Connaught Road Central

Hong Kong

Fund Services Provider

JPMorgan Funds Limited,

60 Victoria Embankment

London EC4Y 0JP

UK

Custodian & Accounting Agent

JPMorgan Chase Bank N.A,

383 Madison Avenue , 11th Floor

New York, NY 10179

USA

Transfer Agent, Dividend Paying Agent and Registrar

Equiniti Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

USA

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

300 Madison Avenue

New York, NY 10017

USA

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

USA

This report, including the financial information herein, is transmitted to the stockholders of The Korea Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

The financial information included herein is taken from the records of the Fund without examination by an independent registered public accounting firm, who did not express an opinion herein.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of its fiscal year on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at www.sec.gov. The information on Form N-PORT is also available on the Fund’s website at www.thekoreafund.com.

Information on the Fund is available at www.thekoreafund.com or by calling the Fund’s stockholder servicing agent at (866) 706-0510.

AZ612AR-06.30.23

1228050

ITEM 2. CODE OF ETHICS

(a)	(a) The Korea Fund, Inc. (the “Fund”) has adopted a Code of Ethics that applies to the Fund’s principal executive officer and principal financial officer.

(b)	The Fund’s current Code of Ethics was adopted during the reporting period for this Form N-CSR, when J.P.Morgan were appointed as the new Investment Adviser, effective from January 1, 2021

(c)	There have been no waivers granted by the Fund to individuals covered by the Fund’s Code of Ethics during the reporting period for this Form N-CSR.

(d)	A copy of the Fund’s Code of Ethics is attached as exhibit 13(a)(1) to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The registrant’s Board has determined that Mr. Richard A. Silver member of the Board’s Audit and Compliance Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

a)

Audit fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $64,152 in 2022 and $64,152 in 2023.

b)

Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the principal accountant that are reasonably related to the performance of the audit registrant’s financial statements and are not reported under paragraph (e) of this Item were $16,942 in 2022 and $18,350 in 2023. For both years these services consisted of Form 17f-2 Security Count fees and translation fees for disclosures in Japan. In 2023 the costs were $11,850 and $6,500 respectively.

c)

Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax service and tax planning (“Tax Services”) were $11,000 in 2022 and $11,000 in 2023. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns and calculation of excise tax distributions. Fees were also paid to PwC tax for PFIC status of $2,500 and for treaty benefit tax services of $3,500.

d)	All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor to the Registrant.

e)

The Fund’s Audit Committee Charter requires the Audit Committee pre-approve all audit and non-audit services to be provided by the independent registered public accounting firm to the Fund, and all non-audit services to be provided by the auditors to the Fund’s Investment Advisor and any service providers controlling, controlled by or under common control with the Fund’s Investment Advisor that provide on-going services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund. All of the audit, audit-related and tax services described above for which PwC billed the Fund for the fiscal years ended June 30, 2022 and June 30, 2023 were pre-approved by the Audit Committee. For the fiscal years ended June 30, 2022 and June 30, 2023, the Fund’s Audit Committee did not waive the pre-approval requirement of any non-audit services to be provided to the Fund by PwC.

f)	Not applicable to the Fund.

g)

The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to the Adviser, for the 2022 Reporting Period was $11,561,942 and the 2023 Reporting Period was $11,763,350.

h)

The Fund’s Audit Committee has considered whether the provision of non-audit services that were rendered to Fund’s investment advisor and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the Fund that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

i)	Not applicable.

j)	Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANT

The Fund has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the Fund is comprised of Julian Reid, Yan Hu, Richard A. Silver and Matthew J. Sippel.

ITEM 6. INVESTMENTS

(a)	The registrant’s Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

The Investment Adviser is authorized to vote proxies of the Fund’s portfolio securities. See the Investment Adviser’s proxy voting policies and procedures in the JPMAM Global Proxy Voting Guidelines (Attached to this Form N-CSR as exhibit 13(a)(4).

Corporate Governance Policy & Voting Guidelines

I. Corporate Governance Principles

J.P. Morgan Asset Management (JPMAM) is committed to meeting client objectives by delivering the strongest possible risk-adjusted returns. We believe that a key contributor to this is a thorough understanding of the corporate governance practices of the companies in which we invest. We expect all our investee companies to demonstrate the highest standards of governance in the management of their businesses, as far as is reasonably practicable.

We have set out in this document some information underpinning the principles behind our proxy voting guidelines. These principles are based on the OECD’s Principles of Corporate Governance, as well as on the governance codes of the jurisdictions in which our investee companies are domiciled. But regardless of location or jurisdiction, we believe companies should abide by the following:

Board and Director Responsibilities

Companies should be headed by a strong and effective board to drive the long term success of the company. It should contain an appropriate combination of executive and non-executive directors, able to make decisions on behalf of all shareholders, separate from the individual interests of management and / or controlling shareholders. The board should set strategic objectives, oversee operational performance and establish the company’s long term values and standards. At the same time it should be responsible for establishing prudent and effective risk controls to protect the company’s assets and safeguard shareholder interests. Finally, the board should be responsible for selecting the key executives tasked with developing and executing corporate strategy, and for ensuring that executive remuneration is aligned with the longer term interests of shareholders. All directors should act in the best interests of the company and its shareholders, consistent with their statutory and fiduciary obligations.

Shareholder Rights

Shareholders should have the opportunity to participate in, and vote at, general meetings, and should be furnished with sufficient information on a timely basis to make informed voting decisions. Arrangements that enable certain shareholders to obtain a disproportionate degree of control relative to their equity ownership should be disclosed upfront, and anti-takeover devices should not be used to shield management and the board from ongoing accountability.

Equitable Treatment

All shareholders of the same class should be treated equally, and all shares within the same class should carry the same rights. Impediments to cross border voting should be eliminated, and companies should not make it difficult or expensive for shareholders to cast their votes. Minority shareholders should be protected from unfair and / or abusive actions by controlling shareholders.

Stakeholders’ Rights Stakeholders, including individual employees and their representative bodies, should be able to communicate their concerns about illegal or unethical practices to the board, and their rights should not be compromised for doing so. Where stakeholders participate in the corporate governance process, they should have access to relevant and timely information for that participation to be effective.

Sustainability

All companies should conduct themselves in a socially responsible way. Non-financial environmental and social issues have the potential to seriously impair the value of businesses, as well as create significant reputational damage. We expect the companies in which we invest, to behave in an ethical and responsible manner, observing their wider societal obligations to their communities and to the environment. Since transparency in how a business manages ESG risks is increasingly part of the overall value proposition, we believe that companies will only thrive in the longer term if they put sustainability at the heart of their governance processes.

Disclosure and Transparency

Companies should ensure that accurate information on all matters of relevance is publicly disclosed, to allow shareholders to make an informed and balanced assessment of a company’s performance and its prospects. This should include its operating performance, its financial condition, and its governance practices and policies. Information about board members, including their qualifications, other company directorships and their level of independence should be disclosed, so that shareholders can make an informed assessment of their suitability in their proxy voting decisions.

Our assessment of corporate governance practice is based on the regulations and codes of best practice in the jurisdictions in which our investee companies are domiciled. Any company complying with these codes, and with the general principles stated above, should usually expect to receive our support. If a company chooses to deviate from the provisions of the governance codes specific to its jurisdiction, we will give its explanation due consideration and take this into account in our proxy voting, based on our assessment of its governance standards.

II. Policy and Procedures

Proxy Voting

JPMAM manages the voting rights of the shares entrusted to us, as we would manage any asset, although it should be noted that not all clients delegate voting authority to us; some retain voting decisions for themselves or delegate voting to a third party. But where authorized to do so, it is the policy of JPMAM to vote shares held in client portfolios in a prudent and diligent manner, based on our reasonable judgment of what is in the best interests of clients.

JPMAM treats every proxy on a case-by-case basis, voting for or against each resolution, or actively withholding our vote as appropriate. Our concern at all times is the best economic interests of our clients. These Guidelines are therefore an indication of JPMAM’s normal voting policy, since our investment professionals always have the discretion to override these guidelines should individual circumstances dictate.

To assist us in the filing of proxies, JPMAM retains the services of Institutional Shareholder Services Inc. (ISS), a proxy voting services advisor. As part of this service, ISS makes recommendations on each board resolution requiring a shareholder vote. While we take note of these recommendations, we are not obliged to follow them if we have a contrary view; our portfolio managers vote according to our own governance principles and guidelines, and our own research insights. Records of our voting activities are maintained by our Asset Servicing group, and any deviation from our stated policies is documented, to ensure all proxies are exercised appropriately.

So far as is practicable, we vote at all meetings called by companies in which we are invested. However, certain markets may require that shares being tendered for voting are temporarily immobilized from trading until after the shareholder meeting has taken place. Other markets may require a local representative to be hired, under a Power-of-Attorney, to attend the meeting and vote on our behalf; this can incur considerable additional cost to clients. Finally, it may not always be possible to obtain sufficient information to make an informed decision in good time to vote, or there may be specific circumstances where voting can preclude participating in certain types of corporate actions. In these instances, it may sometimes be in clients’ best interests to intentionally refrain from voting. But in all other circumstances we endeavor to safeguard clients’ interests.

We note that it can be difficult for smaller companies in emerging economies to apply the same governance standards, as it is for companies operating in developed economies and markets. We will look at any governance related issues of such companies on a case-by-case basis and take their context into account before arriving at our voting decision. Nevertheless, we encourage all companies to apply the highest standards of governance wherever possible, in the belief that strong standards of governance will ultimately translate into higher shareholder returns.

Proxy Committee

The responsibility for JPMAM’s voting policy for portfolios managed in the Asia Pacific region (outside Japan) lies with the Asia ex-Japan Proxy Committee. The Committee’s role is to set JPMAM’s corporate governance policy and practices in respect of investee companies, and to oversee the proxy voting process. The Committee is composed of senior investors and corporate governance professionals, supported by specialists from Legal, Compliance, Risk and other relevant groups. The Committee meets quarterly and reports into the AM APAC Business Control Committee as well as the Global Head of Sustainable Investing. The Global Head of Sustainable Investing is a member of each regional committee and, working with the regional Proxy Administrators, is charged with overall responsibility for JPMAM’s approach to governance issues including proxy voting worldwide and coordinating regional proxy voting guidelines and procedures in accordance with applicable regulations and best practices.

Stewardship and Engagement

As long term owners, we regard regular, systematic and direct contact with senior company management as essential in helping us discharge our stewardship responsibilities. We therefore engage actively with our investee companies, to keep abreast of strategic, operating and financial developments in order to ensure that our clients’ interests are represented and protected. Where appropriate, our stewardship specialists may convene meetings with company representatives at the boardroom level to discuss issues of particular concern.

JPMAM endorses the stewardship principles promoted by different regulators and industry bodies in the region. We believe our existing stewardship activities meet the standards required under these principles. Our statements of commitment can be viewed from our website.

Conflicts of interest

JPMAM is part of the JP Morgan Chase group (JPMC), which provides a range of banking and investment services. Conflicts of interest arise from time to time in the normal course of business, both within and between, JPMC affiliates. However, procedures are in place to make sure these conflicts can be managed and resolved. Typical conflicts may include instances where a JPMC affiliate is involved in a transaction at an investee company, is providing banking or other services for that company, or where JPMC connected personnel may sit on a company’s board.

In order to maintain the integrity and independence of our voting decisions, businesses within the JPMC group have established formal barriers designed to restrict the flow of information between affiliated entities. This includes information from JPMC’s securities, investment banking and custody divisions to JPMAM’s investment professionals. A formal policy with respect to Conflicts of interest Disclosure has been established to manage such conflicts, and is available for download from our website.

Where a material conflict of interest is identified with respect to proxy voting, JPMAM may contact individual clients to approve any voting decision, may call upon independent third parties (eg, our proxy voting service advisor) to make the voting decision on our behalf, or may elect not to exercise the proxy. A record of all such decisions is kept by the Asset Services group and is reviewed by the relevant Proxy Committee at committee meetings. This record is available to clients upon request.

III. Policy Voting Guidelines

1. Report and Accounts

Annual Report

Company reports and accounts should be detailed and transparent, and should be submitted to shareholders for approval. They should meet accepted reporting standards, such as those prescribed by of the International Accounting Standards Board (IASB), and should meet with the spirit as well as the letter of those reporting standards. They should be fair, balanced and understandable, and the narrative sections covering corporate strategy, operating activities and risk management should accurately detail the company’s position, performance and prospects.

The annual report should include a statement of compliance with the relevant codes of best practice in the jurisdictions where they exist, together with detailed explanations regarding any instances of non- compliance.

Legal disclosure varies from jurisdiction to jurisdiction. If, in our opinion, a company’s standards of disclosure (whilst meeting minimum legal requirements) are insufficient, we will inform company management of our concerns. Depending on the circumstances, we will either abstain from voting, or vote against the relevant resolution put to shareholders. Similar considerations, relating to the use of inappropriate or overly aggressive accounting methods, also apply.

Remuneration Report

Establishing an effective remuneration policy for senior executives is a key consideration at board level. The purpose of remuneration is to attract, retain and reward competent executives who can drive the long term growth of the company; ensuring that remuneration is appropriate for the role assigned should therefore be a particular concern of shareholders. Ideally a company’s remuneration policy, as it relates to senior management, should be presented to shareholders as a separate voting item. However we recognize that practices differ between jurisdictions, and a shareholder vote on this is not yet standard in Asia.

At the same time, we would expect companies to disclose the main components of remuneration for key directors and executives. Ideally this should take into consideration: the amounts paid and the mix between short term and long term awards, the performance criteria used to benchmark awards and whether these are capped or uncapped, and the use made of any discretionary authority by boards or remuneration committees to adjust pay outcomes. In the event that remuneration awards fall outside our guidelines (see Remuneration section below), we will endeavor to seek an explanation from the company, and may vote against remuneration reports and/or members of the remuneration committees, if satisfactory explanations are not forthcoming.

Where shareholders are able to exercise a binding vote on remuneration policies, we believe that such policies should stand the test of time. But in the event that awards are amended or revised, any material changes should be put to shareholders for approval. We encourage companies to provide information on the ratio of CEO pay to median employee pay, and to explain the reasons for changes to the ratio as it unfolds year by year. Companies should also have regard to gender pay gaps and to indicate to shareholders how this issue is being addressed.

Finally in its reporting to shareholders, remuneration committees and / or boards should provide clear and concise reports that are effective at communicating how executive pay is linked to the delivery of the company’s strategy over the forecast time horizon, and how it is aligned to shareholder interests.

2. Dividends

Practice differs by jurisdiction as to whether companies are required to submit dividend resolutions for approval at shareholder meetings. In some jurisdictions, dividends can be declared by board resolution alone. However, in those jurisdictions where shareholder approval is mandated, we may vote against such proposals if we deem the payout ratio to be too low, particularly if cash is being hoarded with little strategic intent. Conversely, if we consider a proposed dividend to be too high in relation to a company’s underlying earnings capability, we may also vote against the resolution, if we believe this could jeopardize the company’s long term prospects and solvency.

3. Board and Directors

Board Oversight Responsibilities

To ensure sustainable success in the long-term, companies should be controlled by a strong and effective board, which is accountable to shareholders and considers the interests of the various stakeholders they depend on. The board should comprise competent individuals with the necessary skills, background and experience to provide objective oversight of management. All directors should submit themselves for re-election on a regular basis.

We believe that one of the key functions of a board is to set a company’s values and standards, and establish a culture that is geared to the long term success of the enterprise and be responsive to the wider stakeholders. A healthy culture serves as unifying force for the organization, and helps align the stated purpose and core values of the entity with the strategy and business model pursued. Conversely, a dysfunctional culture has the potential to undermine a business and create significant risk for shareholders.

The board should be responsible for defining the values and behaviors that will help the company excel and for ensuring that there is alignment between its purpose, core values, strategic direction and operating activities. The standards of behavior set by the board should resonate across the entire organization. We believe that there are strong links between high standards of governance, a healthy corporate culture, and superior shareholder returns.

Board Independence

We believe that a strong independent board is essential to the effective running of a company. The number of the independent non-executive directors (INEDs) on a board should be sufficient so that their views carry weight in the board’s decision-making. INEDs should be willing and able to challenge the views of the CEO and other directors to ensure that alternative viewpoints are heard. The required number of independent directors on a board is often set by governance codes, but notwithstanding this, we are strongly of the view that the majority of members should be independent to encourage the broadest diversity of opinion and representation of views.

At a minimum, we would expect that INEDs should make up at least one third of all company boards. We will seek for greater independent representation than this where:

•	The Chairman and CEO role is combined, or

•	The Chairman and CEO are family members, or

•	The Chairman is not independent.

Where we believe there to be an insufficient number of INEDs, we will vote against the re-election of some, or all directors at shareholder meetings, unless an acceptable explanation is provided.

In order to help assess their individual contributions to the company, the time spent on company business by each non-executive director should be disclosed to shareholders, as well as their attendance records at board and committee meetings. Boards should also create and maintain a formal succession plan, to ensure the orderly refreshment of board membership, and to minimize over-dependence on a narrow cohort of individuals.

Chairman

Boards should be headed by an effective Chairman, who, ideally, is independent on appointment. There should be a clear division of responsibilities at the head of a company, such that no one individual has unfettered powers of decision-making. JPMAM believes that the roles of Chairman and Chief Executive Officer should be separate to provide for a separation of responsibilities. But in instances where the two roles are combined, a Lead Independent Director should be identified to provide oversight over executive decisions, and to maintain an alternative channel of communication between the board and its shareholders.

In instances where a company does not have an independent Chairman or a designated Lead Director, and where a satisfactory explanation has not been provided, we will vote against the re-election of the Chairman, and other directors, at shareholder meetings.

Board Size

Boards should be appropriate to the size and complexity of the company. JPMAM will exercise its voting powers in favor of reducing excessively large boards wherever possible. Unless the size and complexity of the company demands it, boards with more than 15 directors are usually too large, whereas boards with less than five directors are too small to provide sufficient levels of independent representation on key governance committees. A board should be large enough to manage required governance processes, and yet still sufficiently compact to promote open dialogue between directors.

Board Diversity

We are committed to supporting inclusive organizations where everyone, regardless of gender, sexual orientation, disability or ethnic and religious background, can succeed on merit.

At the board level, we believe that boards which reflect a wide range of perspectives and opinion helps to enhance shareholder value. Diverse boardrooms help companies make better strategic decisions and assist in navigating increasingly complex issues, including geopolitical risks, regulatory changes and disruptive technologies. Recruiting individuals with the necessary skills, varied experiences and diverse backgrounds should be a fundamental part of strengthening a business.

We expect boards to have a strategy to improve female representation in particular, and we will utilize our voting power to bring about change where companies are lagging in this respect. As a matter of principle we expect our investee companies to be committed to diversity and inclusiveness in all aspects of their businesses.

Board Committees

To strengthen the governance process, boards should delegate key oversight functions, such as responsibility for Audit, Nomination and Remuneration issues, to separate committees. The Chairman and members of any Committee should be clearly identified in the Annual Report. Any Committee should have the authority to engage independent advisers where appropriate at the company’s expense.

Audit Committees should consist solely of non-executive directors, who are independent of management. A demonstrably independent audit is essential for investor confidence. The Committee should include at least one person with an appropriate financial background, but all committee members should undergo appropriate training that provides for, and maintains, a reasonable level of financial literacy. The terms of reference of the Audit Committee should include the power to determine the scope of the audit process, to review the effectiveness of the external auditor, and to access any information arising from the internal audit process. Formal arrangements should be in place for the Committee to hold regular meetings with external auditors, without executive or staff involvement, and it should have the right of unrestricted access to all necessary company information to enable it to discharge its responsibilities.

Nomination Committees should be majority-independent and have an independent chair. The responsibilities of the Committee should include: assessing the skills and competencies of directors to ensure that the board has an appropriate range of expertise; managing the process for evaluating the performance of the board, its committees and directors, and reporting on this process to shareholders in the Annual Report; and maintaining formal and transparent arrangements for succession planning at the board and senior management level.

Remuneration Committees should be majority-independent and have an independent chair. The responsibilities of the Committee should include: reviewing and recommending policies relating to remuneration, retention and termination of senior executives; ensuring that, through these policies, executives are properly motivated to drive the long term success of the company, and that incentives are appropriately aligned; and overseeing the remuneration framework for non-executive directors. The Remuneration Committee should be ready to engage with and receive feedback from relevant stakeholders. The remuneration report should be the responsibility of the Remuneration Committee.

Boards of banks, insurance companies, and other large or complex companies, should consider establishing a Risk Committee to provide independent oversight and advice to the board on the risk management strategy of the company. As with other committees, this Committee should give a summary of its activities in the Annual Report.

Director Independence and Tenure

A director will generally be deemed to be independent if he or she has no significant financial, familial or other ties with the company which might pose a conflict of interest. A non-executive director who has served more than three terms (or nine years) in the same capacity is no longer, normally, deemed to be independent. Directors staying on beyond this term would require the fullest explanation to shareholders.

At the same time, it is essential that a company should attract and retain strong, experienced and knowledgeable board members able to contribute to its direction and success. To allow for periodic board refreshment, we would encourage companies to articulate their approach on term limits and retirement age, and insofar as exceptions arise, to explain why this should be warranted given the board’s composition and the individual director’s contribution.

In determining our vote, we will always consider independence and tenure issues on a case-by-case basis, taking into account any exceptional individual circumstances.

Multiple Directorships

To carry out their responsibilities effectively, non-executive directors must be able to commit an appropriate amount of time to board matters. In order to be able to devote sufficient time to his or her duties, we would not normally expect a non-executive director to hold more than three significant directorships at any one time. However, in the case of related group companies, we believe it is reasonable for an individual to hold up to six directorships, as long as this does not impact his/her ability to discharge his/her duties. In our view, it is the responsibility of the Chairman to ensure that all directors are participating actively, and are contributing proportionately to the work-load of the board.

For executive directors, only one additional non-executive post would normally be considered appropriate without further explanation.

Meeting Attendance

Directors should ensure they attend all board meetings and relevant committee meetings within their remit. We will consider voting against director re-election proposals for individuals with poor attendance records, unless compelling reasons for absence are disclosed.

Directors’ Liability

In certain markets, shareholders may be asked to give boards a blanket discharge from responsibility for all decisions made during the previous financial year. Depending on the jurisdiction, this resolution may or may not be legally binding, and may not release the board from its legal responsibility.

JPMAM will usually vote against discharging the board from responsibility in cases of pending litigation, or if there is evidence of wrongdoing, for which the board must be held accountable.

Companies may arrange Directors and Officers (“D&O”) liability insurance to indemnify executives in certain circumstances, such as class action lawsuits and other litigation. JPMAM generally supports such proposals, although we do not approve of arrangements where directors are given 100% indemnification, as this could absolve them of responsibility for their actions and encourage them to act recklessly. Such arrangements should not extend to third parties, such as auditors.

4. Remuneration

Key Principles

The key purpose of remuneration is to attract, retain and reward executives who are fundamental to the long term success of the company. Executive remuneration is, and will, remain a contentious area, particularly the overall quantum of remuneration. Policy in this area cannot easily be prescribed by any one code or formula to cater for all circumstances and it must depend on responsible and well- informed judgments on the part of Remuneration Committees. Any remuneration policy should be clear, transparent, simple to understand for both executives and investors, and fully disclosed to shareholders. At a senior executive level, remuneration should contain both a fixed element—set by reference to the external market—and a variable element, which fully aligns the executive with shareholder interests, and where superior awards can only be achieved by achieving superior performance against well-defined metrics.

Due consideration should be given to the effective management of risk within the business. This should be reflected in remuneration arrangements, which incentivize appropriate behavior and discourage excessive risk taking. Pay should be aligned to the long term success of the business and the returns achieved by shareholders, and due consideration should be given to claw-back arrangements, to avoid payment for failure. Remuneration committees should use the discretion afforded to them by shareholders to ensure that pay awards properly reflect the business performance achieved.

We believe firmly that executive directors should be encouraged to hold meaningful amounts of company stock throughout the duration of their board tenure. However, transaction bonuses, one-off retention awards, or other retrospective ex-gratia payments, should not be made, and we will vote against such awards when proposed at shareholder meetings. Recruitment awards for incoming executives should be limited to the value of awards forgone, and be granted on equivalent terms.

We will generally vote against shareholder proposals to restrict arbitrarily the compensation of executives or other employees. We feel that the specific amounts and types of employee compensation are within the ordinary remit of the board. At the same time, the remuneration of executive directors should be determined by independent remuneration committees and fully disclosed to shareholders. We would expect that stock option plans or long-term incentive plans should meet our compensation guidelines (see below).

Fixed Compensation

Executives are entitled to a basic salary set by reference to the external market, and in particular benchmarked against the company’s immediate peers. While acknowledging that salary often forms the basis for variable compensation arrangements, we believe annual increases in salary should be limited, and generally be in line with the wider workforce of the company. Substantial increases in salary, for example, where an executive has been promoted, should be fully justified to shareholders. We do not approve of large increases in fixed salary as a retention mechanism.

Variable Compensation

We generally prefer any variable compensation arrangement to have both a short-term and long-term component. Annual bonuses are now a common feature of compensation packages, and we recommend that bonuses be benchmarked against the sector in which the company operates. Whilst we recognize that annual bonus targets are often commercially sensitive, we expect a high degree of disclosure on performance metrics (pre-award) and performance against those metrics (post-award). Payment of bonuses for executives should take the form of cash and deferred shares. Claw-back arrangements should be a feature of any variable compensation scheme.

For the long-term component of variable compensation schemes, share-based Long-Term Incentive Plans (LTIPs) and Share Option Schemes (SOSs) should be designed to give executives an incentive to perform at the highest levels; grants under such schemes should be subject to appropriate performance criteria, which reflect the company’s long-term strategy and objectives over an appropriate time horizon. There should be no award for below-median performance, and awards for at- median performance should be modest at best. Beneficiaries should be encouraged to retain any resultant shares for the duration of their employment.

We will generally vote against the re-setting of performance conditions on existing awards, the cancellation and re-issue, re-testing or re-pricing of underwater awards, and the backdating of awards or discounted awards.

All incentive plans should be clearly explained and disclosed to shareholders, and, ideally, put to a shareholder vote for approval. Furthermore, each director’s awards, awarded or vested, should be detailed, including the term, performance conditions, exercise prices (if any), and the market price of the shares at the date of exercise. Best practice requires that share options be expensed fully, so that shareholders can assess their true cost to the company. The assumptions and methodology behind the expensing calculation should also be explained to shareholders.

To ensure that incentive plans operate in a way that benefits both employees and shareholders, we expect a limit on the level of dilution that can occur, and an upper performance cap or appropriate tapering arrangements for individual awards.

We will vote in favor of well-structured compensation schemes with keen incentives and clear and specific performance criteria, which are challenging in nature and fully disclosed to shareholders. We will vote against remuneration awards which we deem to be excessive, or performance criteria which are undemanding. We would expect remuneration committees to explain why criteria used are considered to be challenging, and how they align the interests of recipients with the long term interests of shareholders.

Pension Arrangements

Pension arrangements should be transparent and cost-neutral to shareholders. JPMAM believes it is inappropriate for executives to participate in pension arrangements, which are materially different to those of employees (such as continuing to participate in a final salary arrangement, when employees have been transferred to a defined contribution scheme). One-off payments into an individual director’s pension scheme, changes to pension entitlements, and waivers concerning early retirement provisions should be fully disclosed and justified to shareholders.

Non-Executive Director Remuneration

The role of the non-executive director is to monitor the strategy, performance and remuneration of executives and to protect the interests of shareholders. Non-executive directors should receive sufficient remuneration to attract and retain suitably qualified individuals and encourage them to undertake their role diligently.

JPMAM believes that non-executive directors should be paid, at least in part, in shares of the company wherever possible, in order to align their interests with the interests of shareholders. Performance criteria, however, should never be attached. Non-executive directors should not be awarded share options or performance based share awards. Neither should they receive retrospective ex-gratia payments at the termination of their service on the board. In the event that such remuneration schemes or payments are proposed, we will vote against these proposals.

5. Auditors

Auditor Independence

Auditors must provide an independent and objective check on the way in which the financial statements have been prepared and presented. The appointment of a company’s auditor should be reviewed and approved by shareholders on an annual basis. We will vote against the appointment or re-appointment of auditors who are not perceived as independent, or where there has been an unambiguous audit failure. The length of time that both the audit company and the audit partner have served in their capacity may be a factor in determining independence.

Auditor Rotation

In order to safeguard the independence of the audit, companies should rotate their designated auditor over time. We believe that companies should put their external audit contract out to tender at least every ten years.

Auditor Remuneration

We expect companies to make a detailed disclosure on auditor remuneration. Companies should be encouraged to distinguish clearly between audit and non-audit fees. Audit Committees should keep under review the non-audit fees paid to the auditor, both in relation to the size of the total audit fee and in relation to the company’s total expenditure on consultancy services.

Full details of all non-audit work should be disclosed. If there is a lack of explanation over the nature of non-audit services, or if there is reason to believe that the nature of these services could impair the independence of the audit, we will oppose the re-appointment of the auditor.

If the quantum of non-audit fees consistently exceed audit fees, and if no explanation is given to shareholders, we will vote against the auditor remuneration resolution.

Auditor Indemnification

We are opposed to the use of shareholders’ funds to indemnify auditors.

6. Capital Management

Issue of Equity

Company law requires that shareholder approvals be obtained to increase the share capital of a company; at the same time, shareholders need to be aware of the expected levels of dilution resulting from new equity issuance. We will generally vote in favor of equity increases which enhance a company’s long term prospects, but we will vote against issuance terms that we consider excessively dilutive.

We believe strongly that any new issue of equity should first be offered to existing shareholders before being made available more broadly. Pre-emption rights are a fundamental right of ownership and we will generally vote against any attempts to deprive shareholders of these rights, except under very limited terms. At the same time, companies should have the ability to issue additional equity to provide flexibility in their financing arrangements. In many jurisdictions, companies routinely ask shareholders for authority to issue new equity up to a certain percentage of issued capital, and up to a maximum discount to prevailing market prices (the so-called “general mandate”).

As shareholders, we recognize the flexibility that the general mandate gives companies, and we wish to be supportive of such proposals. However, we also recognize that these mandates can be open to abuse, particularly if this results in excessively dilutive issuance. In particular, we believe the maximum number of additional shares represented by these proposals should be limited to 10% of existing equity capital, and the maximum discount of such issues to prevailing prices should similarly be limited to 10%.

We note that the listing rules in some jurisdictions permit issuance on considerably more relaxed terms than implied by these limits. In Hong Kong, for example, companies can seek approval to issue up to 20% of issued equity, at up to a 20% discount to prevailing market prices. We believe strongly that the dilution risk implied by these limits is excessive, and we tend to vote against such requests, unless a strong explanation has been provided justifying such terms.

When seeking shareholder approval for a general mandate, we would urge a company to provide the following details:

•	An explanation of the need for a general mandate request, and the rationale for the size of the issue and the discount cap,

•	Details of placements made under the general mandate during the preceding three years,

•	Details of alternative methods of financing that may have been considered by the board.

JPMAM will vote against equity issues, which allows the company to adopt “poison pill” takeover defense tactics, or where the increase in authorized capital excessively dilutes existing shareholder interests.

Debt Issuance

JPMAM will generally vote in favor of debt issuance proposals, which we believe will enhance a company’s long-term prospects. At the same time, we will vote against any uncapped or poorly-defined increase in bank borrowing powers or borrowing limits, as well as debt issuance which could result in an unacceptable degree of financial leverage assumed. We will also vote against proposals to increase borrowings, expressly as part of a takeover defense.

Share Repurchase Programs

JPMAM will generally vote in favor of share repurchase or buy-back programs where we believe the repurchase is in the best interests of shareholders. At the same time, we will vote against abusive repurchase schemes, or when shareholders’ interests could be better served by deployment of the cash for alternative uses. When purchased, we prefer that such shares are cancelled immediately, rather than taken into Treasury for re-issuance at a later date.

7. Mergers, Acquisitions and Related Party Transactions

Mergers and acquisitions are always considered on a case-by-case basis, and votes are determined exclusively by the best interests of our clients. In exceptional circumstances, we may split our vote and vote differently for individual clients depending on unique client circumstances. JPMAM may also split its vote between different clients for technical reasons, such as cross-border mergers, where certain clients may not be able to hold the resultant security in portfolios. JPMAM will vote in favor of mergers/acquisitions where the proposed acquisition price represents fair value for shareholders, where shareholders cannot realize greater value through other means, and where all shareholders receive equal treatment under the merger/acquisition terms. Where the transaction involves related parties – see below – we would expect the board to establish a committee of independent directors to review the transaction and report separately to shareholders. There should be a clear value enhancing rationale for the proposed transaction.

Related Party Transactions

Related party transactions (RPTs) are common in a number of Asia Pacific jurisdictions. These are transactions between a company and its related parties, and generally come in two forms: a) one-off transactions, typically asset purchases or disposals, and b), recurring transactions occurring during the ordinary course of business, usually in the form of the ongoing sale and purchase of goods and services.

According to the materiality and nature of the transaction, the RPT may need to be disclosed and submitted to a shareholder meeting for approval. Any shareholder who has a material interest in the transaction should abstain from voting on the resolution. If a RPT requires shareholder approval, the company should establish a board committee comprising solely of independent directors, and appoint an independent advisor to prepare a recommendation to minority shareholders.

We will assess one-off transactions on a case by case basis. Where we are convinced by the strategic rationale and the fairness of the transaction terms, we will vote in favor. At the same time, we would expect the independent directors to disclose how they have made their recommendation to minority shareholders, so that shareholders can make an informed decision on this transaction.

For recurring transactions, we would expect that details are disclosed in the Annual Report, and that they be subject to shareholders’ approval on a periodic basis. We would expect all such transactions to have been conducted on an arms-length basis, on normal commercial terms.

8. Voting Rights

Voting rights are the defining feature of equity ownership, and effective corporate governance depends on the willingness and ability of shareholders to exercise their votes. As a matter of principle, we believe that one share should equal one vote, and we are opposed to mechanisms that skew voting rights in favor of founder shareholders or other privileged groups. Unfortunately, the “one share, one vote” principle has been eroded in recent years, as regulators have permitted the listing of companies with weighted voting rights and other dual class features. This has reduced the ability of minority shareholders in these companies to use their voting power to hold their managements or controlling shareholders fully to account, in view of the lack of proportionality that unequal voting structures confer.

To provide protection for minority investors, we believe that companies with dual class structures should review these control features on a regular basis and seek periodic shareholder approvals. This should give those shareholders not enjoying such voting privileges the opportunity to affirm these structures, or to establish mechanisms, such as sunset clauses, which can phase out these unequal advantages after a prescribed period of time.

Independent directors, unaffiliated to controlling shareholders, should recognize their obligation to represent all shareholders equally, irrespective of the skew in voting rights. We will vote against the re-election of independent directors if valid concerns arise that the interests of minority shareholders are being compromised by the actions of controlling shareholders, enjoying disproportionate voting rights.

Elsewhere, while certain fundamental changes to a company’s business, Articles of Association, or share capital should require a supermajority vote, voting on routine business should require a simple majority only (51%). We will generally oppose amendments that require inappropriate supermajority votes, or use supermajority requirements as a tool to entrench existing managements.

9. Environmental and Social Issues

Key Principles

Companies should conduct their business in a manner which recognizes their responsibilities to employees and other stakeholders, as well as to the environment and broader society. We expect investee companies to establish an Environmental, Social and Governance (ESG) Committee or similar body with responsibility for these issues. This committee should have direct access to the board and, ideally should have a designated main board director responsible for its functioning. We expect companies to publish a separate ESG Report, or to provide an ESG statement within their Annual Report, or on their website.

Where environmental or social issues are the subject of a proxy vote, we will consider these on a case-by-case basis. At the same time, we note that shareholder proposals can often be used by activist groups to target companies as a means of promoting single-issue agendas. In these instances, it is important to differentiate between constructive proposals designed to bring about genuine environmental or social improvement, and proposals intended to limit management power, which may adversely impact shareholder returns.

We will generally support constructive resolutions, intended to bring about positive improvement, or to enhance CSR disclosures. We encourage reporting that is material, and informative and does not place the company at a competitive disadvantage. Disclosure should provide meaningful information that enables shareholders to evaluate the impact of the company’s ESG policies and practices.

Climate Risk

The evidence is clear that rising levels of carbon dioxide and other greenhouse gas emissions, is resulting in accelerated climate change, and that this poses significant future risk for the global economy. As part of our investment analysis, we consider a variety of risks, including environmental risks, and the impact this could have on future portfolio returns. Companies that fail to manage these risks appropriately could subject shareholders to significant value erosion.

Corporate disclosures on climate related risks and other environmental issues have improved significantly in recent years, but this still falls short of allowing investors to fully estimate the impact of these risks. Given the focus placed on this by regulators, we believe public companies will be compelled to consider these issues more strategically and to report more fully on climate risks to shareholders and other stakeholders. In anticipation of this, we encourage companies to strengthen their climate risk reporting disclosures still further, and to consider forward-looking assessments of such risks in their risk analysis and reporting.

10. Shareholder Resolutions

In a number of jurisdictions, shareholders have the right to submit proposals at shareholder meetings, providing eligibility and other requirements have been met. Such proposals can be wide ranging, and may include: governance reforms, capital management issues, and disclosures surrounding environmental and social risks.

When assessing shareholder proposals, we review each resolution on its merits. Our sole criteria of support is: does this proposal enhance shareholder rights; and is this proposal in the long term interests of all shareholders? Where we are convinced the proposal meets these objective, it will receive our vote in support. However, we will not support proposals which are frivolous or supportive of a narrow activist agenda; nor will we support those which are unduly constraining on managements, or are already in managements’ remit.

Where a proposal is focused on an issue that needs to be addressed, we would expect the board and management to demonstrate that company will comply with the resolution within a reasonable time-frame. But where the company fails to respond sufficiently or with the appropriate sense of urgency, we may vote against the re-election of one or more directors at subsequent meetings.

11. Other Corporate Governance Matters

Amendments to Articles of Association

These proposals can vary from routine changes to reflect regulatory change to significant changes that can substantially alter the governance of a company. We will review these proposals on a case by case basis, and will support those proposals that we believe are in the best interests of shareholders.

Anti-takeover Devices

Poison pills, and other anti-takeover devices, are arrangements designed to defend against hostile takeover. Typically, they give shareholders of a target company or a friendly third party, the right to purchase shares at a substantial discount to market value, or shares with special conversion rights in the event of a pre-defined “triggering event” (such as an outsider’s acquisition of a certain percentage of company stock). Companies may be able to adopt poison pills without shareholder approval, depending on the jurisdiction concerned.

We are fundamentally opposed to any artificial barrier to the efficient functioning of markets. The market for corporate control should, ultimately, be for all shareholders to decide. We find no clear evidence that poison pills enhance shareholder value. Rather, they tend to be used as tools to entrench existing management.

We will generally vote against anti-takeover devices and support proposals aimed at revoking such plans. Where anti-takeover devices exist, they should be fully disclosed to shareholders and shareholders should be given the opportunity to review them periodically.

Composite Resolutions

Agenda items at shareholder meetings should be presented so that they can be voted upon clearly, distinctly and unambiguously. We normally oppose deliberately vague, composite or “bundled” resolutions, depending on the context and local market practice. Likewise we will generally vote against “any other business” resolutions, where the exact nature of the proposal has not been presented to shareholders in advance.

Any amendments to a company’s Articles of Association, for example, should be presented to shareholders in such a way that they can be voted on independently. Shareholders should similarly be able to vote on the election of directors individually, rather than as part of bundled slates.

Charitable Donations

Charitable donations are generally acceptable, provided they are within reasonable limits and fully disclosed to shareholders.

Political Donations

We do not support the use of shareholder funds for political purposes

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

(a) (1)

During the period of this report and as at the date of its signing , the following individuals have primary responsibility for the day-to-day management of The Korea Fund, Inc. (the “Fund”):

John Cho, executive director, is a country specialist for Korean equities within the Emerging Markets and Asia Pacific (EMAP) Equities team based in Hong Kong. He joined the firm in 2007 and transferred to Hong Kong from Seoul to take up his current role in 2011. Prior to that, he worked as a Korea equity sales for seven years, with his last position at Woori Investment & Securities. John obtained a M.Sc. in International Securities, Investment and Banking from the University of Reading in the U.K. and an M.A. in Business Economics from Wilfrid Laurier University in Canada.

Ayaz Ebrahim, managing director, is a portfolio manager and the co-head of the Asia Pacific Regional team within the EMAP Equities team based in Hong Kong. He also chairs the Asia Pacific Asset Allocation Committee. Before joining JPMAM in September 2015, Ayaz was previously with Amundi Hong Kong where he spent more than five years as the CIO of Asia ex-Japan equities and Deputy Chief Executive Officer (CEO). Prior to that Ayaz was the CIO, Asia Pacific, for both HSBC Global Asset Management and Deutsche Asset Management. From 1991 to 2002, he worked at Crédit Agricole Asset Management Hong Kong (now named Amundi Hong Kong Limited), initially as an investment manager and subsequently as CIO for Asia. Ayaz holds a Doctorate degree in Civil Law (DCL) and a Bachelor of Science degree (Honours) in Accountancy from the University of East Anglia in the U.K.

(a) (2)

The following summarizes information regarding each of the accounts, excluding the Fund that was managed by the Portfolio Manager as of June 30, 2023. The advisory fee charged for managing each of the accounts listed below is not based on performance.

PM	Fund		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
		#	AUM($million)	#	AUM($million)	#	AUM($million)
John Cho	KF	1	130	2	992
Ayaz Ebrahim	KF	1	130	2	992

Responsibility for managing the client portfolios of the Advisor and the Advisor’s participating affiliates is organized according to the mandates of each account. The Fund’s portfolio managers manage other accounts with similar objectives, approach and philosophy to the Fund. The portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across these similar portfolios, which minimizes the potential for conflicts of interest. For John Cho, these similar portfolios include one registered investment company and two pooled investment vehicles as described under ITEM 8 (a)(2)(ii) above that invest in the Korea market and only take long positions in securities.

For Ayaz Ebrahim, these similar portfolios include one registered investment company and two pooled investment vehicles as described under ITEM 8 (a)(2)(ii) above that invest in Korea markets and only take long positions in securities.

Upon managing multiple accounts, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as the Advisor or the portfolio managers may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. The portfolio managers may be perceived as causing accounts they manage to participate in an offering to increase the Advisor’s overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account.

The Advisor has policies and procedures designed to manage these conflicts described above such as allocation of investment opportunities to achieve fair and equitable allocation of investment opportunities among its clients over time. For example, orders for the same equity security are aggregated on a continual basis throughout each trading day consistent with the Advisor’s duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a de minimis allocation relative to their size may be excluded from the allocation. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transaction or custody costs, the dealer may have the discretion to complete and exclude the small orders.

Purchases of money market instruments and fixed income securities cannot always be allocated pro-rata across the accounts with the same investment strategy and objective. However, the Advisor attempts to mitigate any potential unfairness by basing non-pro rata allocations upon an objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of the Advisor so that fair and equitable allocation will occur over time.

(a) (3)

During the period of this report and as at the date of its signing, JPMAM maintains a balanced total compensation program comprised of a mix of fixed compensation (including a competitive base salary and, for certain employees, a fixed cash allowance), and variable compensation in the form of cash incentives, and long-term incentives in the form of equity based and / or fund-tracking incentives that vest over time. Long-term awards comprise up to 60% of overall incentive compensation, depending on an employee’s pay level. It is believed that this pay structure encourages employees to focus on the long-term success of the firm, while avoiding excessive risk-taking, and provides a competitive annual cash incentive opportunity.

Long-term awards are generally in the form of time vested JPMorgan Chase Restricted Stock Units (RSUs). However, investor employees are subject to a mandatory deferral of long-term incentive compensation under the firm’s Mandatory Investor Plan (MIP). MIP awards provide for a rate of return equal to that of the funds that the Investors manage, thereby aligning investors’ pay with that of their client’s experience / return. 100% of the Investor’s long term incentive compensation is eligible for MIP, 50% of which needs to be aligned with the specific fund they manage as determined by their respective Investment Committee member. The remaining portion of the overall amount is electable and may be treated as if invested in any of the other funds available in the plan or can take the form of RSUs. To hold individuals responsible for taking risks inconsistent with the firm’s risk appetite and to discourage future imprudent behavior, we have robust policies and procedures that enable us to take prompt and proportionate actions with respect to accountable individuals, including:

1. Reduce or altogether eliminate annual incentive compensation;

2. Cancel unvested awards (in full or in part);

3. Clawback / recovery of previously paid compensation (cash and / or equity);

4. Demotion, negative performance rating or other appropriate employment actions;

5. Termination of employment.

The precise actions taken with respect to accountable individuals are based on circumstances, including the nature of their involvement, the magnitude of the event and the impact on the firm.

(a) (4)

The following summarizes the dollar range of securities the portfolio manager for the Fund beneficially owned of the Fund that he managed as of June 30, 2023.

The Korea Fund, Inc.
Portfolio Manager	Dollar Range of Equity Securities in the Funds
John Cho	None
Ayaz Ebrahim	None

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED COMPANIES

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
July 1-31, 2022	1,994	25.18	1,994	498,356
August 1-31, 2022	5,107	25.57	7,101	493,249
September 1-30, 2022	1,872	23.07	8,973	491,377
October 1-31, 2022	0	n/a	8.973	491,377
November 1-30, 2022	13,822	23.44	22,795	477,555
December 1-31, 2022	8,572	23.39	31,367	468,983
January 1-31, 2023	18,394	22.99	49,761	450,589
February 1-28, 2023	0	n/a	49,761	450,589
March 1-31, 2023	8,790	21.74	58,551	441,799
April 1-31, 2023	7,579	21.90	66,130	434,220
May 1-31, 2023	8,192	21.76	74,322	426,028
June 1-30, 2023	0	n/a	74,322	426,028
Total	74,322

[1]	Subject to commission fees on a tiered rate basis. Once commissions of $10,000 have been paid the rate is $0.07 per share repurchased with a minimum $100 on any trade day on which purchases occur.
[2]

The Fund has a share repurchase program under which the Fund will repurchase in each twelve month period ended June 30, up to 10% of its common shares outstanding as of the close of business on June 30 the prior year, but will permit shares to be repurchased at differing discount trigger levels that will not be announced. The Fund will repurchase shares at a discount, in accordance with procedures approved by the Board. Subject to these procedures, the timing and amount of any shares repurchased will be determined by the Board and/or its Discount Management Committee in consultation with the Investment Manager.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES

(a) The registrant’s President and Chief Executive Officer and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”) (17 CFR 270.30a-3(c))), as amended, are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the most recent annual period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrants internal control over financial reporting, except that the control procedures of the current Investment Adviser were adopted on their appointment effective January 1,2021.

ITEM 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)

(1) Gross income from securities lending activities: $15,782

(2) All fees and/or compensation for securities lending activities and related services: $1,578

(3) Aggregate fees/compensation: $1,578

(4) Net income from securities lending activities: $14,204

(b) The Fund may lend up to 33 1/3% of the Fund’s total assets via Goldman Sachs Bank USA (“GS Bank USA”) as lending agent to certain qualified brokers, except those securities which the Fund or the Investment Manager specifically identifies as not being available. By lending its investment securities, the Fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest or dividends declared during the term of the loan would accrue to the account of the Fund. Risks of delay in recovery of the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the collateral decreases below the value of the securities loaned. Upon entering into a securities lending transaction, the Fund receives cash or other securities as collateral in an amount equal to or exceeding 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, 102% of the current market value of the loaned securities with respect to U.S. securities and 105% of the current market value of the loaned securities with respect to foreign securities. Any cash received as collateral is invested in the Goldman Sachs Financial Square Government Fund. Non-cash collateral is not disclosed in the Fund’s Statement of Assets and Liabilities as it is held by the custodian or collateral agent on behalf of the Fund and the Fund does not have the ability to re-hypothecate those securities. A portion of the dividends received on the collateral may be rebated to the borrower of the securities and the remainder is split between GS Bank USA, as the securities lending agent, and the Fund.

ITEM 13. EXHIBITS

(a)(1) Code of Ethics is attached hereto in response to Item 2(f).

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(2)(1) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(a) (2)(2) Change in the registrant’s independent public accountant. Provide the information called for by Item of Form 8-K under the Exchange Act (17 CFR 249.308). Unless otherwise specified by Item 4, or related to and necessary for a complete understanding of information not previously disclosed, the information should relate to events occurring during the reporting period.

Not applicable

(a)(3) Proxy voting policies and procedures of the Fund and its investment advisor are attached hereto in response to Item  7.

(b) The certifications required by Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Korea Fund, Inc.

By:	/s/ Simon J Crinage
Simon J Crinage
President and Chief Executive Officer

Date:	August 29, 2023

By:	/s/ Neil S Martin
Neil S Martin
Treasurer, Principal Financial and
Accounting Officer

Date:	August 29, 2023